     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2001


                                                              FILE NO. 333-79865
                                                              FILE NO. 811-09371

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          PRE-EFFECTIVE AMENDMENT NO.


                         POST-EFFECTIVE AMENDMENT NO. 2


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 3

                             ---------------------

                   SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT
                           (Exact Name of Registrant)

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                              (Name of Depositor)
                            ------------------------

                              1401 LIVINGSTON LANE
                           JACKSON, MISSISSIPPI 39213
                    (Address of Principal Executive Office)
                                 1-601-981-7422

                           JOSEPH A. PURVIS, ESQUIRE
                              1401 LIVINGSTON LANE
                           JACKSON, MISSISSIPPI 39213
               (Name and Address of Agent for Service of Process)
                            ------------------------

                                    COPY TO:

                            STEPHEN E. ROTH, ESQUIRE
                        SUTHERLAND ASBILL & BRENNAN LLP
                         1275 PENNSYLVANIA AVENUE, N.W.
                          WASHINGTON, D.C. 20004-2415

    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

    SECURITIES BEING OFFERED: FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
CONTRACTS

    It is proposed that this filing will become effective (check appropriate box):

        / /  immediately upon filing pursuant to paragraph (b) of Rule 485;


        /X/  on May 1, 2001 pursuant to paragraph (b) of Rule 485;


        / /     days after filing pursuant to paragraph (a) of Rule 485;

        / /  on (date) pursuant to paragraph (a) of Rule 485.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

                      INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
                           VARIABLE ANNUITY CONTRACT
    ------------------------------------------------------------------------

                                   PROSPECTUS


                                  May 1, 2001


Southern Farm Bureau Life Insurance Company (the "Company") is offering the individual flexible premium deferred variable annuity contract (the "Contract") described in this prospectus. The Company sells the Contract to retirement plans, including those that qualify for special federal tax treatment under the Internal Revenue Code.

The Owner of a Contract ("you" or "your") may allocate premiums and Accumulated Value to 1) the Declared Interest Option, an account that provides a specified rate of interest, and/or 2) Subaccounts of Southern Farm Bureau Life Variable Account, each of which invests in one of the following Investment Options:

Mid-Cap Growth Portfolio                   Equity Income Portfolio
Personal Strategy Balanced Portfolio       Limited-Term Bond Portfolio
Growth Portfolio                           Prime Reserve Portfolio
Overseas Portfolio                         High Income Portfolio
Index 500 Portfolio                        Contrafund-Registered Trademark-
                                           Portfolio

The accompanying prospectus for each Investment Option describes the investment objectives and attendant risks of each Investment Option. If you allocate premiums to the Subaccounts, the amount of the Contract's Accumulated Value prior to the retirement date will vary to reflect the investment performance of the Investment Options you select.

Please note that the Contracts and Investment Options are not bank deposits; are not federally insured; are not guaranteed to achieve their goals; and are subject to risks, including loss of the amount invested.

You may find additional information about your Contract and the Account in the Statement of Additional Information, dated the same as this prospectus. To obtain a copy of this document, please contact us at the address or phone number shown on the cover of this prospectus.

The Statement of Additional Information (SAI) has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The SEC maintains a website (http:// www.sec.gov) that contains the SAI, material incorporated by reference into this prospectus and other information filed electronically with the SEC.

Please read this prospectus carefully and retain it for future reference. A prospectus for each Investment Option must accompany this prospectus and you should read it in conjunction with this prospectus.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES
        OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   Issued By
                  Southern Farm Bureau Life Insurance Company
                              1401 Livingston Lane
                           Jackson, Mississippi 39213
                                 1-877-249-3691

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                PAGE
                                                              ---------
DEFINITIONS.................................................         3
EXPENSE TABLES..............................................         5
SUMMARY OF THE CONTRACT.....................................         9
CONDENSED FINANCIAL INFORMATION.............................        11
THE COMPANY, ACCOUNT AND INVESTMENT OPTIONS.................        12
      Southern Farm Bureau Life Insurance Company...........        12
      Southern Farm Bureau Life Variable Account............        12
      Investment Options....................................        12
      Addition, Deletion or Substitution of Investments.....        15
DESCRIPTION OF ANNUITY CONTRACT.............................        15
      Issuance of a Contract................................        15
      Premiums..............................................        16
      Free-Look Period......................................        16
      Allocation of Premiums................................        16
      Variable Accumulated Value............................        17
      Transfer Privilege....................................        18
      Partial Withdrawals and Surrenders....................        18
      Special Transfer and Withdrawal Options...............        19
      Death Benefit Before the Retirement Date..............        20
      Death Benefit After the Retirement Date...............        21
      Proceeds on the Retirement Date.......................        22
      Payments..............................................        22
      Modification..........................................        22
      Reports to Owners.....................................        23
      Inquiries.............................................        23
THE DECLARED INTEREST OPTION................................        23
      Minimum Guaranteed and Current Interest Rates.........        23
      Transfers From Declared Interest Option...............        24
      Payment Deferral......................................        24
CHARGES AND DEDUCTIONS......................................        24
      Surrender Charge (Contingent Deferred Sales Charge)...        24
      Annual Administrative Charge..........................        25
      Transfer Processing Fee...............................        25
      Mortality and Expense Risk Charge.....................        25
      Investment Option Expenses............................        26
      Premium Taxes.........................................        26
      Other Taxes...........................................        26
PAYMENT OPTIONS.............................................        26
      Election of Options...................................        26
      Description of Options................................        27
YIELDS AND TOTAL RETURNS....................................        27
FEDERAL TAX MATTERS.........................................        29
      Introduction..........................................        29
      Tax Status of the Contract............................        29
      Taxation of Annuities.................................        30
      Transfers, Assignments or Exchanges of a Contract.....        32
      Withholding...........................................        32
      Multiple Contracts....................................        33

                                                                PAGE
                                                              ---------
      Taxation of Qualified Plans...........................        33
      Possible Charge for the Company's Taxes...............        35
      Other Tax Consequences................................        35
DISTRIBUTION OF THE CONTRACTS...............................        35
LEGAL PROCEEDINGS...........................................        36
VOTING RIGHTS...............................................        36
FINANCIAL STATEMENTS........................................        36
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS.......   SAI-TOC


            The Contract may not be available in all jurisdictions.


This Prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made.

--------------------------------------------------------------------------------

DEFINITIONS
--------------------------------------------------------------------------------

ACCOUNT: Southern Farm Bureau Life Variable Account.

ACCUMULATED VALUE: The total amount invested under the Contract, which is the sum of the values of the Contract in each Subaccount of the Account plus the value of the Contract in the Declared Interest Option.

ADMINISTRATIVE OFFICE: The Company's administrative office at 5400 University Avenue, West Des Moines, Iowa 50266.

ANNUITANT: The person or persons whose life (or lives) determines the annuity benefits payable under the Contract and whose death determines the death benefit.

BENEFICIARY: The person to whom the Company pays the proceeds on the death of the Annuitant.

BUSINESS DAY: Each day that the New York Stock Exchange is open for trading, except: (1) any period when the Securities and Exchange Commission determines that an emergency exists which makes it impracticable for a Fund to dispose of its securities or to fairly determine the value of its net assets; or (2) such other periods as the Securities and Exchange Commission may permit for the protection of security holders of a Fund.

THE CODE: The Internal Revenue Code of 1986, as amended.

THE COMPANY ("WE", "US" OR "OUR"): Southern Farm Bureau Life Insurance Company.

CONTRACT: The individual flexible premium deferred variable annuity contract we offer and describe in this prospectus, which term includes the Contract described in this prospectus, any endorsement or additional benefit riders or agreements, the Contract application and any supplemental applications.

CONTRACT ANNIVERSARY: The same date in each Contract Year as the Contract Date.

CONTRACT DATE: The date on which the Company receives a properly completed application at the Administrative Office. It is the date set forth on the data page of the Contract which the Company uses to determine Contract Years and Contract Anniversaries.

CONTRACT YEAR: A twelve-month period beginning on the Contract Date or on a Contract Anniversary.

DECLARED INTEREST OPTION: An investment option under the Contract funded by the Company's General Account. It is not part of, nor dependent upon, the investment performance of the Account.

DUE PROOF OF DEATH: Satisfactory documentation provided to the Company verifying proof of death. This documentation may include the following:

    (a) a certified copy of the death certificate;

    (b) a certified copy of a court decree reciting a finding of death; or

    (c) any other proof satisfactory to the Company.

FUND: An open-end diversified management investment company in which the Account invests.

GENERAL ACCOUNT: The assets of the Company other than those allocated to the Account or any other separate account of the Company.

INVESTMENT OPTION: A separate investment portfolio of a Fund.

NET ACCUMULATED VALUE: The Accumulated Value less any applicable Surrender
Charge.

NON-QUALIFIED CONTRACT: A Contract that is not a Qualified Contract.

OWNER ("YOU" OR "YOUR"): The person who owns the Contract and who is entitled to exercise all rights and privileges provided in the Contract.


QUALIFIED CONTRACT: A Contract the Company issues in connection with plans that qualify for special federal income tax treatment under Sections 401(a), 403(a), 403(b), 408 or 408A of the Code. These plans already provide tax deferral so you should consider purchasing a Contract based on its other features and benefits.


RETIREMENT DATE: The date when the Company applies the Accumulated Value under a payment option, if the Annuitant is still living. It is the Contract Anniversary nearest to the retirement age you select in the application. Such Retirement Date may not be after the later of the Annuitant's 70th birthday or the 10th Contract Anniversary. If no age is selected, the Retirement Date is the Annuitant's 70th birthday.

SEC: The U.S. Securities and Exchange Commission.

SUBACCOUNT: A subdivision of the Account which invests its assets in a corresponding Investment Option.

VALUATION PERIOD: The period that starts at the close of business (3:00 p.m. central time) on one Business Day and ends at the close of business on the next succeeding Business Day.

WRITTEN NOTICE: A written request or notice signed by the Owner in a form satisfactory to the Company which the Company receives at the Administrative Office.

--------------------------------------------------------------------------------

EXPENSE TABLES
--------------------------------------------------------------------------------

    The following expense information assumes that the entire Accumulated Value is variable Accumulated Value.

OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Premiums                              None

Surrender Charge (contingent deferred sales charge) as a percentage of the amount surrendered:


CONTRACT YEAR*             SURRENDER CHARGE
1                                 7%
2                                 6
3                                 5
4                                 4
5                                 3
6                                 2
7                                 1
8 and after                       0

    * We may apply a Surrender Charge to any withdrawal taken during the first Contract Year. In each Contract Year after the first Contract Year, you may withdraw up to 10% of the Accumulated Value on your most recent Contract Anniversary without incurring a Surrender Charge. If you subsequently surrender your Contract during the Contract Year, the Company will apply a Surrender Charge to any partial withdrawals taken. The amount that you may withdraw without incurring a Surrender Charge is not cumulative from Contract Year to Contract Year.

Under certain circumstances, a Surrender Charge may apply on the Retirement Date. See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--SURRENDER CHARGE AT THE RETIREMENT DATE.")

Transfer Processing Fee                                       None*

    * Fees are waived for the first twelve transfers during a Contract Year, although the Company may charge $25 for each subsequent transfer during the Contract Year.

Annual Administrative Charge                                  $ 30
Annual Account Expenses (as a percentage of average net
assets)
  Mortality and Expense Risk Charge                           1.40%
  Other Account Expenses                                      None
  Total Account Expenses                                      1.40%

ANNUAL INVESTMENT OPTION EXPENSES (as a percentage of average net assets after waivers or reimbursements)



                                                          ADVISORY    OTHER          TOTAL
INVESTMENT OPTION                                          FEE       EXPENSES       EXPENSES
T. Rowe Price Equity Series, Inc.
  T. Rowe Price Equity Income Portfolio                     0.85%        0.00%          0.85%(1)
  T. Rowe Price Mid-Cap Growth Portfolio                    0.85%        0.00%          0.85%(1)
  T. Rowe Price Personal Strategy Balanced Portfolio        0.90%        0.00%          0.90%(1)
T. Rowe Price Fixed Income Series, Inc.
  T. Rowe Price Limited-Term Bond Portfolio                 0.70%        0.00%          0.70%(1)
  T. Rowe Price Prime Reserve Portfolio                     0.55%        0.00%          0.55%(1)
Fidelity Variable Insurance Products Funds
  VIP Growth Portfolio                                      0.57%        0.08%          0.65%(2)
  VIP High Income Portfolio                                 0.58%        0.10%          0.68%
  VIP Overseas Portfolio                                    0.72%        0.17%          0.89%(2)
  VIP Contrafund Portfolio                                  0.57%        0.09%          0.66%(2)
  VIP Index 500 Portfolio                                   0.24%        0.09%          0.33%(3)


    (1) Total annual Investment Option expenses are an all-inclusive fee and pay for investment management services and other operating costs.


    (2) A portion of the brokerage commissions that certain Investment Options pay is used to reduce Fund expenses. In addition, certain Investment Options have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce custodian expenses. The amounts shown in the table do not include these reductions. Including these reductions, the total Investment Option operating expenses presented in the preceding table would have been: Growth 0.64%, Overseas 0.87% and Contrafund 0.63%.



    (3) The Fund's manager has voluntarily agreed to reimburse the class's expenses if they exceed a certain level. Including this reimbursement, the annual class operating expenses were 0.28%. This arrangement may be discontinued by the fund's manager at any time.



The above tables are intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. The tables reflect the expenses for the Account and the actual expenses for each Investment Option for the fiscal year ended December 31, 2000. For a more complete description of the various costs and expenses see "Charges and Deductions" and the prospectus for each Investment Option which accompanies this prospectus.

  EXAMPLES: You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

1. If you surrender or annuitize the Contract at the end of the applicable time period:



SUBACCOUNT                                                    1 YEAR     3 YEARS    5 YEARS    10 YEARS
T. Rowe Price Equity Series, Inc.
  T. Rowe Price Equity Income Portfolio                         $117       $208       $300       $555
  T. Rowe Price Mid-Cap Growth Portfolio                         117        208        300        555
  T. Rowe Price Personal Strategy Balanced Portfolio             118        210        303        560
T. Rowe Price Fixed Income Series, Inc.
  T. Rowe Price Limited-Term Bond Portfolio                      116        204        293        539
  T. Rowe Price Prime Reserve Portfolio                          115        200        285        524
Fidelity Variable Insurance Products Funds
  VIP Growth Portfolio(1)                                        115        203        290        534
  VIP High Income Portfolio                                      116        204        292        537
  VIP Overseas Portfolio(1)                                      118        210        302        559
  VIP Contrafund Portfolio(1)                                    116        203        291        535
  VIP Index 500 Portfolio(1)                                     112        192        272        496

2. If you do not surrender or annuitize the Contract at the end of the applicable time period:



SUBACCOUNT                                                    1 YEAR     3 YEARS    5 YEARS    10 YEARS
T. Rowe Price Equity Series, Inc.
  T. Rowe Price Equity Income Portfolio                         $53        $160       $270       $555
  T. Rowe Price Mid-Cap Growth Portfolio                         53         160        270        555
  T. Rowe Price Personal Strategy Balanced Portfolio             53         162        272        560
T. Rowe Price Fixed Income Series, Inc.
  T. Rowe Price Limited-Term Bond Portfolio                      51         155        262        539
  T. Rowe Price Prime Reserve Portfolio                          50         151        254        524
Fidelity Variable Insurance Products Funds
  VIP Growth Portfolio(1)                                        51         154        260        534
  VIP High Income Portfolio                                      51         155        261        537
  VIP Overseas Portfolio(1)                                      53         161        272        559
  VIP Contrafund Portfolio(1)                                    51         154        260        535
  VIP Index 500 Portfolio(1)                                     47         143        241        496



(1) Expenses assume that current fee waivers and expense reimbursements for the Funds continue for the periods shown.



The examples provided above assume that no transfer charges or premium taxes have been assessed. The examples also assume that the annual administrative charge is $30 and that the Accumulated Value per Contract is $10,000, which translates the administrative charge into an assumed .30% charge for the purposes of the examples.


Please do not consider the examples a representation of past or future expenses. The assumed 5% annual rate of return is hypothetical and is not a representation of past or future annual returns, which undoubtedly will be greater or less than this assumed rate.

--------------------------------------------------------------------------------

SUMMARY OF THE CONTRACT
--------------------------------------------------------------------------------


  ISSUANCE OF A CONTRACT. The Contract is an individual flexible premium deferred variable annuity contract with a maximum age of 80 for Annuitants on the Contract Date (see "DESCRIPTION OF ANNUITY CONTRACT--Issuance of a Contract"). "See DISTRIBUTION OF THE CONTRACTS" for information on compensation of persons selling the Contracts. The Contracts are:


    - "flexible premium" because you do not have to pay premiums according to a fixed schedule, and

    - "variable" because, to the extent Accumulated Value is attributable to the Account, Accumulated Value will increase and decrease based on the investment performance of the Investment Options corresponding to the Subaccounts to which you allocate your premiums.

  FREE-LOOK PERIOD. You have the right to return the Contract within 10 days after you receive it (or a longer period if required by the state where your Contract is issued) (see "DESCRIPTION OF ANNUITY CONTRACT--Free-Look Period"). If you return the Contract, it will become void and you will receive the greater of:

    -   premiums paid, or

    - the Accumulated Value on the date the Company receives the returned Contract at the Administrative Office, plus administrative charges and any other charges deducted from the Account.

  PREMIUMS. The minimum initial premium amount the Company accepts is $1,000. You may make subsequent premium payments (minimum $50 each) at any time. (See "DESCRIPTION OF ANNUITY CONTRACT--Premiums.")

  ALLOCATION OF PREMIUMS. You can allocate premiums to one or more Subaccounts, the Declared Interest Option, or both (see "DESCRIPTION OF ANNUITY CONTRACT--Allocation of Premiums").

    - The Company will allocate the initial premium to the Prime Reserve Subaccount for 10 days from the Contract Date.

    - At the end of that period, the Company will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

    - Amounts allocated to the Declared Interest Option earn interest at a guaranteed annual rate of at least 3%.

  TRANSFERS. You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Retirement Date (see "DESCRIPTION OF ANNUITY CONTRACT--Transfer Privilege").

    - The mimimum amount of each transfer is $100 or the entire amount in the Subaccount or Declared Interest Option, if less.

    - Transfers out of the Declared Interest Option must be for no more than 25% of the Accumulated Value in that option.

    - The Company waives fees for the first twelve transfers during a Contract Year.

    - The Company may assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Contract Year.


  PARTIAL WITHDRAWAL. You may withdraw part of the Accumulated Value upon Written Notice at any time before the Retirement Date (see "DESCRIPTION OF ANNUITY CONTRACT--Partial Withdrawals and Surrenders--PARTIAL WITHDRAWALS"). A Partial Withdrawal may have tax consequences and may be restricted under certain Qualified Contracts. (See "FEDERAL TAX MATTERS.")

  SURRENDER. You may surrender your Contract upon Written Notice on or before the Retirement Date (see "DESCRIPTION OF ANNUITY CONTRACT--Partial Withdrawals and Surrenders--SURRENDER"). A Surrender may have tax consequences. (See "FEDERAL TAX MATTERS.")


CHARGES AND DEDUCTIONS

  Your Contract will be assessed the following charges and deductions:

  SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE). We apply a charge if you make a partial withdrawal from or surrender your Contract during the first seven Contract Years (see "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--CHARGE FOR PARTIAL WITHDRAWAL OR SURRENDER"). We deduct this charge from the amount surrendered.

CONTRACT YEAR                 CHARGE
1                               7%
2                               6
3                               5
4                               4
5                               3
6                               2
7                               1
8 and after                     0

  We may apply a Surrender Charge to any withdrawal taken during the first Contract Year. In each Contract Year after the first Contract Year, you may withdraw up to 10% of the Accumulated Value on your most recent Contract Anniversary without incurring a Surrender Charge. If you subsequently surrender your Contract during the Contract Year, we will apply a Surrender Charge to any partial withdrawals you've taken. (See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--AMOUNTS NOT SUBJECT TO SURRENDER CHARGE.")

  We reserve the right to waive the Surrender Charge as provided in the Contract. (See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--WAIVER OF SURRENDER CHARGE.")

  ANNUAL ADMINISTRATIVE CHARGE. We deduct an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the retirement date (see "CHARGES AND DEDUCTIONS--Annual Administrative Charge"). We currently waive this charge:

    - in the first Contract Year with an initial premium payment of $50,000 or greater, or

    - if you have a Net Accumulated Value of $50,000 or greater on your Contract Anniversary.

  We may terminate this waiver at any time.

  TRANSFER PROCESSING FEE. We may assess a $25 fee for the 13th and each subsequent transfer in a Contract Year.

  MORTALITY AND EXPENSE RISK CHARGE. We apply a daily mortality and expense risk charge, calculated at an annual rate of 1.40% (approximately 1.01% for mortality risk and 0.39% for expense risk) (see "CHARGES AND
  DEDUCTIONS--Mortality and Expense Risk Charge").

  INVESTMENT OPTION EXPENSES. The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. The table on page 6 titled "Annual Investment Option Expenses" lists these fees and expenses for the most recent fiscal year.

ANNUITY PROVISIONS

  On your Retirement Date, you may choose to have the Net Accumulated Value distributed to you as follows:

    -   under a payment option (see "PAYMENT OPTIONS"), or

    -   in a lump sum.

FEDERAL TAX MATTERS

  The Contract's earnings are generally not taxed until you take a distribution. If you are under age 59 1/2 when you take a distribution, the earnings may also be subject to a penalty tax. Different tax consequences apply to distributions from Qualified Contracts. (See "FEDERAL TAX MATTERS.")

--------------------------------------------------------------------------------

CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------


    The Account commenced operations on November 3, 1999; however, no premiums were received until February 7, 2000. The information presented below reflects the accumulation unit information for the Subaccounts through December 31, 2000.




                                                ACCUMULATION     ACCUMULATION
                                                UNIT VALUE AT    UNIT VALUE    NUMBER OF UNITS
                                                BEGINNING OF         AT              AT
SUBACCOUNT                                          YEAR         END OF YEAR    END OF YEAR
Equity Income
  1999                                            $10.000000     $10.000000          0.000000
  2000                                             10.000000       13.05541    150,049.872659
Mid-Cap Growth
  1999                                            $10.000000     $10.000000          0.000000
  2000                                             10.000000      10.747384    240,203.006752
Personal Strategy Balanced
  1999                                            $10.000000     $10.000000          0.000000
  2000                                             10.000000      10.599346    131,444.072159
Limited-Term Bond
  1999                                            $10.000000     $10.000000          0.000000
  2000                                             10.000000      10.720777     39,184.816218
Prime Reserve
  1999                                            $10.000000     $10.000000          0.000000
  2000                                             10.000000      10.420257     59,714.825328
Growth
  1999                                            $10.000000     $10.000000          0.000000
  2000                                            $10.000000     $ 8.636759    456,978.116466
High Income
  1999                                            $10.000000     $10.000000          0.000000
  2000                                             10.000000       7.658946    111,560.708629
Overseas
  1999                                            $10.000000     $10.000000          0.000000
  2000                                             10.000000       8.049836    113,096.830049
Contrafund
  1999                                            $10.000000     $10.000000          0.000000
  2000                                             10.000000       9.296002    257,045.229631
Index 500
  1999                                            $10.000000     $10.000000          0.000000
  2000                                             10.000000       9.462309    343,290.417097

--------------------------------------------------------------------------------

THE COMPANY, ACCOUNT AND INVESTMENT OPTIONS
--------------------------------------------------------------------------------

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

    The Company was incorporated on October 30, 1946 as a stock life insurance company in the State of Mississippi and is principally engaged in the offering of life insurance policies and annuity contracts. We are admitted to do business in 13 jurisdictions: the states of Alabama, Arkansas, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, Tennessee, Texas and Virginia; and the Commonwealth of Puerto Rico.
--------------------------------------------------------------------------------

SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

    On May 17, 1999, we established the Account pursuant to the laws of the State of Mississippi. The Account:

        -   will receive and invest premiums paid to it under the Contract;

        - will receive and invest premiums for other variable annuity contracts we issue;

        - meets the definition of a "separate account" under the federal securities laws;

        - is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Account, us or the Funds.

    We own the Account's assets. However, we cannot charge the Account with liabilities arising out of any other business we may conduct. The Account's assets are available to cover the general liabilities of the Company only to the extent that the Account's assets exceed its liabilities. We may transfer assets which exceed these reserves and liabilities to our General Account. All obligations arising under the Contracts are general corporate obligations of the Company.
--------------------------------------------------------------------------------

INVESTMENT OPTIONS

    There are currently ten Subaccounts available under the Account, each of which invests exclusively in shares of a single corresponding Investment Option. Each of the Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in all Subaccounts, we only permit you to "actively participate" in a maximum of 10 Investment Options at any one time.


    The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other mutual fund portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other mutual fund portfolio has the same investment adviser, investment sub-adviser or manager.


    We have summarized below the investment objectives and policies of each Investment Option. There is no assurance that any Investment Option will achieve its stated objectives. You should also read the prospectus for each Investment Option, which must accompany or precede this prospectus, for more detailed information, including a description of risks and expenses.

T. ROWE PRICE EQUITY SERIES, INC. T. Rowe Price Associates, Inc. is the investment adviser to the Fund.

PORTFOLIO                              INVESTMENT OBJECTIVE
T. Rowe Price Equity Income Portfolio  -  This Portfolio seeks to provide substantial dividend income as well as long-term growth of capital by
                                          investing primarily in the common stocks of established
                                          companies considered by the adviser to have favorable
                                          prospects for both increasing dividends and capital
                                          appreciation.
T. Rowe Price Mid-Cap Growth           -  This Portfolio seeks to provide long-term capital
Portfolio                                 appreciation by investing primarily in mid-cap stocks
                                          with the potential for above-average earnings growth. The
                                          investment adviser defines mid-cap companies as those
                                          whose market capitalization falls within the range of
                                          companies in the Standard & Poor's Mid-Cap 400 Index.
T. Rowe Price Personal Strategy        -  This Portfolio seeks the highest total return over time
Balanced Portfolio                        consistent with an emphasis on both capital appreciation
                                          and income. The Portfolio pursues its objective by
                                          investing in a diversified portfolio typically consisting
                                          of approximately 60% stocks, 30% bonds, and 10% money
                                          market securities.



T. ROWE PRICE FIXED INCOME SERIES, INC. T. Rowe Price Associates, Inc. is the investment adviser to the Fund.

PORTFOLIO                              INVESTMENT OBJECTIVE
T. Rowe Price Limited-Term Bond        -  This Portfolio seeks a high level of income consistent
Portfolio                                 with moderate fluctuations in principal value. The
                                          Portfolio invests primarily in short- and
                                          intermediate-term bonds.
T. Rowe Price Prime Reserve Portfolio  -  This Portfolio seeks preservation of capital and liquidity and, consistent with these, the highest
                                          possible current income. This Portfolio invests in
                                          high-quality U.S. dollar-denominated money market
                                          securities.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS. Fidelity Management & Research Company serves as the investment adviser to these Funds. Bankers Trust Company serves as investment sub-adviser to the Index 500 Portfolio. The following portfolios are available under the Contract.

PORTFOLIO                              INVESTMENT OBJECTIVE
Fidelity VIP Growth Portfolio          -  This Portfolio seeks capital appreciation by investing
                                          primarily in common stocks. The Portfolio, however, is
                                          not restricted to any one type of security and may pursue
                                          capital appreciation through the purchase of bonds and
                                          preferred stocks. The Portfolio does not place any
                                          emphasis on dividend income from its investments, except
                                          when the adviser believes this income will have a
                                          favorable influence on the market value of the security.
                                          Growth may be measured by factors such as earnings or
                                          gross sales.
Fidelity VIP High Income Portfolio     -  This Portfolio seeks a high level of current income and growth of capital by investing primarily in
                                          income-producing bonds, preferred stocks and convertible
                                          securities, with an emphasis on lower-quality debt
                                          securities.
Fidelity VIP Overseas Portfolio        -  This Portfolio seeks long-term growth of capital by
                                          investing primarily in foreign securities. The Portfolio
                                          defines foreign securities as securities of issuers whose
                                          principal activities are located outside the United
                                          States. Normally, at least 65% of the Portfolio's total
                                          assets will be invested in foreign securities. The
                                          Portfolio may also invest in U.S. issuers.
Fidelity VIP                           -  This Portfolio seeks capital appreciation by investing in
Contrafund-Registered Trademark-          securities of companies whose value the adviser believes
Portfolio                                 is not fully recognized by the public. The Portfolio
                                          normally invests primarily in common stocks and
                                          securities convertible into common stock, but it has the
                                          flexibility to invest in other types of securities.
Fidelity VIP Index 500 Portfolio       -  This Portfolio seeks to provide investment results that correspond to the total return of a broad range of common
                                          stocks publicly traded in the United States. To achieve
                                          this objective, the Portfolio attempts to duplicate the
                                          composition and total return of the S&P 500.


    The Funds currently sell shares: (a) to the Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (b) to separate accounts to serve as the underlying investment for both variable insurance policies and variable annuity contracts. We currently do not foresee any disadvantages to owners arising from the sale of shares to support variable annuity contracts and variable life insurance policies, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Owners, we will take appropriate action on our own, which may include withdrawing the Account's investment in that Fund. (See the Fund prospectuses for more detail.)


    We may receive different amounts of compensation from an affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s).

    Each Fund is registered with the SEC as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.
--------------------------------------------------------------------------------

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS


    We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares that are held in the Account or that the Account may purchase. We reserve the right to eliminate the shares of any Investment Option and to substitute any shares of another Investment Option. We also may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to your interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.



    We also reserve the right to establish additional subaccounts of the Account, each of which would invest in a new Investment Option, or in shares of another investment company with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing needs or investment conditions warrant, and we will make any new subaccounts available to existing Contract Owners on a basis we determine. We may also eliminate one or more Subaccounts if, in our sole discretion, marketing, tax, regulatory requirements or investment conditions warrant.


    In the event of any such substitution, deletion or change, we may make appropriate changes in the Contracts to reflect such substitution, deletion or change. If you allocated all or a portion of your premiums to any of the current Subaccounts that are being substituted for or deleted, you may surrender the portion of the Accumulated Value funded by such Subaccount without paying the associated Surrender Charge. You may also transfer the portion of the Accumulated Value affected without paying a transfer charge.

    If we deem it to be in the best interest of persons having voting rights under the Contracts, we may:

        - operate the Account as a management investment company under the 1940 Act,

        - deregister the Account under that Act in the event such registration is no longer required, or

        -   combine the Account with our other separate accounts.

    In addition, we may, when permitted by law, restrict or eliminate your voting rights under the Contract.

--------------------------------------------------------------------------------

DESCRIPTION OF ANNUITY CONTRACT
--------------------------------------------------------------------------------

ISSUANCE OF A CONTRACT

    You must complete an application in order to purchase a Contract, which can be obtained through a licensed representative of the Company, who is also a registered representative of Southern Farm Bureau Fund Distributor, Inc. ("SFB Fund Distributor"), the distributor and principal underwriter of the Contracts, a broker-dealer having a selling agreement with SFB Fund Distributor or a broker-dealer having a selling agreement with such broker-dealer. Your Contract Date will be the date the properly completed application is received at our Administrative Office. (If this date is the 29th, 30th or 31st of any month, the Contract Date will be the 28th of such month.) The Company sells the Contract to retirement plans that qualify for special federal tax treatment under the Code. For Contracts issued in the state of Texas, Owners must be members of Texas Farm Bureau. We apply a maximum issue age of 80 to Annuitants on the Contract Date.

--------------------------------------------------------------------------------

PREMIUMS

    The minimum initial premium amount the Company will accept is $1,000 and is due on or before the Contract Date. You may make minimum subsequent premium payments of at least $50 each at any time during the Annuitant's lifetime and before the Retirement Date. We reserve the right to limit the number and amount of subsequent premium payments.


    You may select to receive a premium reminder notice based on an annual, semi-annual or quarterly payment, for which you may change the amount and frequency of the notice at any time. Also, under the Automatic Payment Plan, you can select a monthly payment schedule for premium payments to be automatically deducted from a bank account or other source.

--------------------------------------------------------------------------------

FREE-LOOK PERIOD

    We provide for an initial "free-look" period during which time you have the right to return the Contract within 10 days after you receive it (certain states may provide for a longer period). If you return the Contract, it will become void and you will receive the greater of:

        -   premiums paid, or

        - the Accumulated Value on the date we receive the returned Contract at the Administrative Office, plus administrative charges and any other charges deducted from the Account.
--------------------------------------------------------------------------------

ALLOCATION OF PREMIUMS

    Upon receipt at our Administrative Office of your properly completed Contract application and initial premium payment, we will allocate the initial premium to the Prime Reserve Subaccount within two Business Days. If your application is not properly completed, we reserve the right to retain your initial premium for up to five Business Days while we attempt to complete the application. At the end of this 5-day period, if the application is not complete, we will inform you of the reason for the delay and we will return the initial premium immediately, unless you specifically provide us your consent to retain the premium until the application is complete.

    You can allocate premiums paid to one or more Subaccounts, the Declared Interest Option, or both. Each allocation must be in whole percentages for a minimum of 10% of your premium payment.

        - We will allocate the initial premium to the Prime Reserve Subaccount for 10 days after the Contract Date.

        - At the end of that period, we will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

        - We will allocate subsequent premiums in the same manner at the end of the valuation period when we receive them at our Administrative Office, unless the allocation percentages are changed.

        - You may change your allocation schedule at any time by sending Written Notice to the Administrative Office. Changing your allocation schedule will not alter the allocation of your existing Accumulated Values among the Subaccounts or the Declared Interest Option. If you change your allocation percentages, we will allocate subsequent premium payments in accordance with the allocation schedule in effect.

        - You may, however, direct individual payments to a specific Subaccount, the Declared Interest Option, or any combination thereof, without changing the existing allocation schedule.

    Because the Accumulated Values in each Subaccount will vary with that Subaccount's investment experience, you bear the entire investment risk for amounts allocated to the Subaccount. You should periodically review your premium allocation schedule in light of market conditions and your overall financial objectives.
--------------------------------------------------------------------------------

VARIABLE ACCUMULATED VALUE

    The variable Accumulated Value of your Contract (i.e., the total amount in each Subaccount) will reflect the investment experience of your selected Subaccounts, any premiums paid, surrenders or partial withdrawals, transfers and charges assessed. The Company does not guarantee a minimum variable Accumulated Value, and, because your Contract's variable Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

    CALCULATION OF VARIABLE ACCUMULATED VALUE. Your Contract's variable Accumulated Value is determined at the end of each Valuation Period and is the aggregate of the values in each of the Subaccounts under your Contract. These values are determined by multiplying each Subaccount's unit value by the number of units allocated to that Subaccount.

    DETERMINATION OF NUMBER OF UNITS. The amounts you allocate to your selected Subaccounts are converted into Subaccount units. The number of units credited to each Subaccount in your Contract is calculated at the end of the Valuation Period by dividing the dollar amount allocated by the unit value for that Subaccount. At the end of the Valuation Period, we will increase the number of units in each Subaccount by:

        -   any premiums paid, and

        - any amounts transferred from another Subaccount or the Declared Interest Option.

    We will decrease the number of units in each Subaccount by:

        -   any amounts withdrawn,

        -   applicable charges assessed, and

        - any amounts transferred to another Subaccount or the Declared Interest Option.

    DETERMINATION OF UNIT VALUE. We have set the unit value for each Subaccount's first Valuation Period at $10. We calculate the unit value for a Subaccount for each subsequent Valuation Period by dividing (a) by
    (b) where:

          (a) is the net result of:

                  1. the value of the net assets in the Subaccount at the end of the preceding Valuation Period; plus

                  2. the investment income and realized or unrealized capital gains credited to the Subaccount during the current Valuation Period; minus

                  3. the capital losses, realized or unrealized, charged against the Subaccount during the current Valuation Period; minus

                  4. any amount charged for taxes or any amount set aside during the Valuation Period as a provision for taxes attributable to the operation and maintenance of that Subaccount; minus

                  5. the daily amount charged for mortality and expense risks for each day of the current Valuation Period.

          (b) is the number of units outstanding at the end of the preceding Valuation Period.

--------------------------------------------------------------------------------

TRANSFER PRIVILEGE

    You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Retirement Date. We will process all transfers based on the net asset value next determined after we receive your written request at the Administrative Office.

        - The minimum amount of each transfer is $100 or the entire amount in that Subaccount or the Declared Interest Option, if less.

        - Transfers out of the Declared Interest Option must be for no more than 25% of the Accumulated Value in that option.

        - If a transfer would reduce the Accumulated Value in the Declared Interest Option below $1,000, you may transfer the entire amount in that option.

        - The Company waives fees for the first twelve transfers during a Contract Year.

        - The Company may assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Contract Year.

        - We allow an unlimited number of transfers among or between the Subaccounts or the Declared Interest Option. (See "DECLARED INTEREST OPTION--Transfers from Declared Interest Option.")

    All transfer requests received in a Valuation Period will be considered to be one transfer, regardless of the Subaccounts or Declared Interest Option affected. We will deduct the transfer processing fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash.

    You may also transfer monies via telephone request if you selected this option on your initial application or have provided us with proper authorization. We reserve the right to suspend telephone transfer privileges at any time.
--------------------------------------------------------------------------------

PARTIAL WITHDRAWALS AND SURRENDERS

    PARTIAL WITHDRAWALS. You may withdraw part of the Accumulated Value upon Written Notice at any time before the Retirement Date.

        -   The minimum amount which you may partially withdraw is $500.

        - If your partial withdrawal reduces your Accumulated Value to $2,000 or less, it may be treated as a full surrender of the Contract.

    We will process your partial withdrawal based on the net asset value next determined after we receive your written request at the Administrative Office. We may apply a Surrender Charge to any withdrawal taken during the first Contract Year. In each Contract Year after the first Contract Year, a Surrender Charge will apply to any partial withdrawal that exceeds 10% of your Contract's Accumulated Value as of the most recent Contract Anniversary. You may elect to have any applicable Surrender Charge deducted from your remaining Accumulated Value or the amount partially withdrawn. (See "Surrender Charge.")

    You may specify the amount of the partial withdrawal to be made from selected Subaccounts or the Declared Interest Option. If you do not so specify, or if the amount in the designated Subaccount(s) or Declared Interest Option is insufficient to comply with your request, we will make the partial withdrawal from each Subaccount or Declared Interest Option based on the proportion that these values bear to the total Accumulated Value on the date we receive your request at the Administrative Office.

    SURRENDER. You may surrender your Contract upon Written Notice on or before the Retirement Date. We will determine your Net Accumulated Value based on the net asset value next determined after we receive your written request and your Contract at the Administrative Office. You may choose to have the Net Accumulated Value distributed to you as follows:

        -   under a payment option, or

        -   in a lump sum.


    SURRENDER AND PARTIAL WITHDRAWAL RESTRICTIONS. Your right to make partial withdrawals and surrenders is subject to any restrictions imposed by applicable law or employee benefit plan. You may realize adverse federal income tax consequences, including a penalty tax, upon utilization of these features. (See "FEDERAL TAX MATTERS--Taxation of Annuities," and "--Taxation of Qualified Contracts.")


    RESTRICTIONS ON DISTRIBUTIONS FROM CERTAIN TYPES OF CONTRACTS. Surrenders and partial withdrawals of Qualified Contracts are subject to certain restrictions. (See "FEDERAL TAX MATTERS--Taxation of Qualified Contracts.")
--------------------------------------------------------------------------------

SPECIAL TRANSFER AND WITHDRAWAL OPTIONS

    You may elect the following options on your initial application or at a later date by completing the applicable Request Form and returning it to the Administrative Office. The options selected will remain in effect until we receive a written termination request from you at the Administrative Office. The use of Automatic Rebalancing or Dollar Cost Averaging does not guarantee profits, nor protect you against losses.

    AUTOMATIC REBALANCING. You may automatically reallocate your Accumulated Value among the Subaccounts and Declared Interest Option each year to return your Accumulated Value to your most recent premium allocation percentages.

        -   We will reallocate monies according to the percentage allocation schedule in effect on your Contract Anniversary.

        - The maximum number of Subaccounts which you may select at any one time is ten.

        - Rebalancing will occur on the fifth Business Day of the month following your Contract Anniversary.

        - This feature is not considered in the twelve free transfers during a Contract Year.

        - This feature cannot be utilized in combination with Dollar Cost Averaging.

    DOLLAR COST AVERAGING. You may periodically transfer a specified amount among the Subaccounts or the Declared Interest Option.

        -   The minimum amount of each transfer is $100.

        - The maximum number of Subaccounts which you may select at any one time is ten, including the Declared Interest Option.

        - You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

        - We will terminate this option when monies in the source account are inadequate.

        - This feature is considered in the twelve free transfers during a Contract Year.

        - This feature cannot be utilized in combination with Automatic Rebalancing or Systematic Withdrawals.

    SYSTEMATIC WITHDRAWALS. You may elect to receive automatic partial withdrawals.

        - You specify the amount of the partial withdrawals to be made from selected Subaccounts or the Declared Interest Option.

        - You specify the allocation of the withdrawals among the Subaccounts and Declared Interest Option, and the frequency (monthly, quarterly, semi-annually or annually).

        -   The minimum amount which you may withdraw is $500.

        - The maximum amount which you may withdraw is that which would leave the remaining Accumulated Value equal to or more than $2,000.

        - You may annually withdraw a maximum of 10% of Accumulated Value without incurring a Surrender Charge.

        - Distributions will take place on the same date each month as the Contract Date.

        - You may change the amount and frequency upon written request to the Administrative Office.

        - This feature cannot be utilized in combination with Dollar Cost Averaging.

    We may terminate these privileges at any time.
--------------------------------------------------------------------------------

DEATH BENEFIT BEFORE THE RETIREMENT DATE

    DEATH OF OWNER. If an Owner dies prior to the Retirement Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the Annuitant becomes the new Owner unless the deceased Owner was also the Annuitant. If the deceased Owner was also the Annuitant, then the provisions relating to the death of an Annuitant (described below) will govern unless the deceased Owner was one of two joint Annuitants. (In the latter event, the surviving Annuitant becomes the Owner.)

    The surviving Owners or new Owners are afforded the following options:

             1. If the sole surviving Owner or the sole new Owner is the spouse of the deceased Owner, he or she may continue the Contract as the new Owner.


             2. If the surviving Owner or the new Owner is not the spouse of the deceased Owner or if the spouse of the deceased Owner decides not to continue the Contract:


                  (a) he or she may elect to receive the Net Accumulated Value in a single sum within 5 years of the deceased Owner's death, or

                  (b) he or she may elect to receive the Net Accumulated Value paid out under one of the annuity payment options, with payments beginning within one year after the date of the Owner's death and with payments being made over the lifetime of the Owner, or over a period that does not exceed the life expectancy of the Owner.

    Under either of these options, surviving Owners or new Owners may exercise all ownership rights and privileges from the date of the deceased Owner's death until the date that the Net Accumulated Value is paid.

    Other rules may apply to a Qualified Contract.

    DEATH OF AN ANNUITANT. If the Annuitant dies before the Retirement Date, we will pay the death benefit under the Contract to the Beneficiary. If there is no surviving Beneficiary, we will pay the death benefit to the Owner or the Owner's estate. If the Annuitant's age on the Contract Date was less than 76, the death benefit is equal to the greatest of:

        - the sum of the premiums paid, less the sum of all partial withdrawal reductions (including applicable Surrender Charges),

        -   the Accumulated Value on the date we receive Due Proof of Death, or

        - the Accumulated Value on the most recent Contract Anniversary (plus subsequent premiums paid and less subsequent partial withdrawals).

    If the Annuitant's age on the Contract Date was 76 or older, the death benefit will be determined as of the date we receive Due Proof of Death and is equal to the greater of:

        - the sum of the premiums paid, less the sum of all partial withdrawal reductions (including applicable Surrender Charges), or

        -   the Accumulated Value.

    A partial withdrawal reduction is defined as (a) times (b) divided by (c) where:

          (a) is the death benefit immediately prior to withdrawal;

          (b) is the amount of the partial withdrawal (including applicable Surrender Charges); and

          (c) is the Accumulated Value immediately prior to withdrawal.

    We will pay the death benefit to the Beneficiary in a lump sum unless the Owner or Beneficiary elects a payment option. We do not pay a death benefit if the Annuitant dies after the Retirement Date.

    If the Annuitant who is also the Owner dies, the provisions described immediately above under "Death of Owner" apply except that the Beneficiary may only apply the death benefit payment to an annuity payment option if:

        - payments under the option begin within 1 year of the Annuitant's death, and

        - payments under the option are payable over the Beneficiary's life or over a period not greater than the Beneficiary's life expectancy.

    If the Owner's spouse is the designated Beneficiary, the Contract may be continued with such surviving spouse as the new Owner.

    Other rules may apply to a Qualified Contract.
--------------------------------------------------------------------------------

DEATH BENEFIT AFTER THE RETIREMENT DATE

    If an Owner dies on or after the Retirement Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the payee receiving annuity payments becomes the new Owner and retains the rights provided to Owners during the annuity period, including the right to name successor payees if the deceased Owner had not previously done so. On or after the Retirement Date, if any Owner dies before the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as quickly as under the method of distribution being used as of the date of death.

    If the Annuitant dies before all payments have been received, we will make any remaining payments to the Beneficiary. There is no death benefit payable if the Annuitant dies after the Retirement Date.

    Other rules may apply to a Qualified Contract.

--------------------------------------------------------------------------------

PROCEEDS ON THE RETIREMENT DATE

    You select the Retirement Date. The Retirement Date may not be after the later of the Annuitant's age 70 or 10 years after the Contract Date. If you do not select a Retirement Date, we will use the Annuitant's age 70.


    On the Retirement Date, we will apply the proceeds under the life income annuity payment option with ten years guaranteed, unless you choose to have the proceeds paid under another option or in a lump sum. (See "PAYMENT OPTIONS.") If a payment option is elected, we will apply the Accumulated Value less any applicable Surrender Charge. If a lump sum payment is chosen, we will pay the Net Accumulated Value on the Retirement Date.


    You may change the retirement date subject to these limitations:

        - we must receive a Written Notice at the Administrative Office at least 30 days before the current Retirement Date; and

        -   the requested Retirement Date must be a date that is at least
            30 days after receipt of the Written Notice.
--------------------------------------------------------------------------------

PAYMENTS

    We will usually pay any surrender, partial withdrawal or death benefit within seven days of receipt of a written request at the Administrative Office. We also require any information or documentation necessary to process the request, and in the case of a death benefit, we must receive Due Proof of Death. We may postpone payments if:

        - the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC;

        - the SEC permits by an order the postponement for the protection of Owners; or

        - the SEC determines that an emergency exists that would make the disposal of securities held in the Account or the determination of the value of the Account's net assets not reasonably practicable.

    If you have submitted a recent check or draft, we have the right to delay payment until we are assured that the check or draft has been honored.

    We have the right to defer payment of any surrender, partial withdrawal or transfer from the Declared Interest Option for up to six months. If payment has not been made within 30 days after receipt of all required documentation, or such shorter period as necessitated by a particular jurisdiction, we will add interest at the rate of 3% (or a higher rate if required by a particular state) to the amount paid from the date all documentation was received.
--------------------------------------------------------------------------------

MODIFICATION

    You may modify the Contract only if one of our officers agrees in writing to such modification.

    Upon notification to you, we may modify your Contract if:

        - necessary to make your Contract or the Account comply with any law or regulation issued by a governmental agency to which the Company is subject;

        - necessary to assure continued qualification of your Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts;

        -   necessary to reflect a change in the operation of the Account; or

        - the modification provides additional Subaccount and/or fixed accumulation options.

    We will make the appropriate endorsement to your Contract in the event of most such modifications.
--------------------------------------------------------------------------------

REPORTS TO OWNERS

    We will mail to you, at least annually, a report containing the Accumulated Value of your Contract (reflecting each Subaccount and the Declared Interest Option), premiums paid, withdrawals taken and charges deducted since your last report, and any other information required by any applicable law or regulation.
--------------------------------------------------------------------------------

INQUIRIES

    You may contact the Company in writing at our Administrative Office if you have any questions regarding your Contract.

--------------------------------------------------------------------------------

THE DECLARED INTEREST OPTION
--------------------------------------------------------------------------------

    You may allocate some or all of your premium payments, and transfer some or all of your Accumulated Value, to the Declared Interest Option, which is part of the General Account and pays interest at declared rates guaranteed for each Contract Year (subject to a minimum guaranteed interest rate of 3%).


    The Declared Interest Option has not been, and is not required to be, registered with the SEC under the Securities Act of 1933 (the "1933 Act"), and neither the Declared Interest Option nor the Company's General Account has been registered as an investment company under the 1940 Act. Therefore, neither the Company's General Account, the Declared Interest Option, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts, which are included in this Prospectus, are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


    The portion of your Accumulated Value allocated to the Declared Interest Option (the "Declared Interest Option accumulated value") will be credited with rates of interest, as described below. Since the Declared Interest Option is part of the General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to the Company's general liabilities from business operations.
--------------------------------------------------------------------------------

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

    The Declared Interest Option accumulated value is guaranteed to accumulate at a minimum effective annual interest rate of 3%. While we intend to credit the Declared Interest Option accumulated value with current rates in excess of the minimum guarantee, we are not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates, and any interest credited on your amounts in the Declared Interest Option in excess of the minimum guaranteed rate will be determined in the sole discretion of the Company. You, therefore, assume the risk that interest credited may not exceed the guaranteed rate.

    Occasionally, we establish new current interest rates for the Declared Interest Option. The rate applicable to your Contract is the rate in effect on your most recent Contract Anniversary. This rate will remain unchanged until your next Contract Anniversary (i.e., for your entire Contract Year). During each Contract Year, your entire Declared Interest Option accumulated value (including amounts allocated or transferred to the Declared Interest Option during the year) is credited with the interest rate in effect for that period and becomes part of your Declared Interest Option accumulated value.

    We reserve the right to change the method of crediting interest, provided that such changes do not have the effect of reducing the guaranteed interest rate below 3% per annum, or shorten the period for which the current interest rate applies to less than a Contract Year.

    CALCULATION OF DECLARED INTEREST OPTION ACCUMULATED VALUE. The Declared Interest Option accumulated value is equal to:

        -   amounts allocated and transferred to it, plus

        -   interest credited, less

        -   amounts deducted, transferred or withdrawn.
--------------------------------------------------------------------------------

TRANSFERS FROM DECLARED INTEREST OPTION

    You may make an unlimited number of transfers from the Declared Interest Option to any or all of the Subaccounts in each Contract Year. The amount you transfer may not exceed 25% of the Declared Interest Option accumulated value on the date of transfer. However, if the balance after the transfer is less than $1,000, you may transfer the entire amount.
--------------------------------------------------------------------------------

PAYMENT DEFERRAL

    We have the right to defer payment of any surrender, partial withdrawal or transfer from the Declared Interest Option for up to six months.

--------------------------------------------------------------------------------

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)

    CHARGE FOR PARTIAL WITHDRAWAL OR SURRENDER. We apply a charge if you make a partial withdrawal from or surrender your Contract during the first seven Contract Years.

CONTRACT YEAR IN WHICH   CHARGE AS PERCENTAGE OF
   SURRENDER OCCURS         AMOUNT SURRENDERED
1                                   7%
2                                   6
3                                   5
4                                   4
5                                   3
6                                   2
7                                   1
8 and after                         0

    If Surrender Charges are not sufficient to cover sales expenses, the loss will be borne by the Company; conversely, if the amount of such charges proves more than enough, the Company will retain the excess. In no event will the total Surrender Charges assessed under a Contract exceed 8.5% of the total premiums paid under that Contract.

    If the Contract is being surrendered, the Surrender Charge is deducted from the Accumulated Value in determining the Net Accumulated Value. For a partial withdrawal, the Surrender Charge may, at the election of the Owner, be deducted from the Accumulated Value remaining after the amount requested is withdrawn or be deducted from the amount of the withdrawal requested.

    AMOUNTS NOT SUBJECT TO SURRENDER CHARGE. We may apply a Surrender Charge to any withdrawal taken during the first Contract Year. In each Contract Year after the first Contract Year, you may withdraw up to 10% of the Accumulated Value on your most recent Contract Anniversary without a Surrender Charge. If you subsequently surrender your Contract during the Contract Year, we will apply a Surrender Charge to any partial withdrawals you've taken during the Contract Year. (This right is not cumulative from Contract Year to Contract Year.)

    SURRENDER CHARGE AT THE RETIREMENT DATE. We may assess a Surrender Charge against your Accumulated Value at the Retirement Date. We do not apply a Surrender Charge if you select payment options 3 or 5. If you select payment options 2 or 4, we assess a Surrender Charge by adding the number of years for which payments will be made to the number of Contract Years since your Contract inception and applying this sum in the table of Surrender Charges.

    WAIVER OF SURRENDER CHARGE. We reserve the right to waive the Surrender Charge after your first Contract Year if the Annuitant is terminally ill (as defined in your Contract), stays in a qualified nursing center for 90 days, or is required to satisfy minimum distribution requirements in accordance with the Code. We must receive written notification, before the Retirement Date, at the Administrative Office in order to activate this waiver.
--------------------------------------------------------------------------------

ANNUAL ADMINISTRATIVE CHARGE

    We currently apply an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Retirement Date. We guarantee that this charge will not exceed $45 annually. We deduct this charge from your Accumulated Value and use it to reimburse us for administrative expenses relating to your Contract. We will make the withdrawal from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount's value bears to the total Accumulated Value. We do not assess this charge during the annuity payment period.

    We currently waive the annual administrative charge:

        - in the first Contract Year with an initial premium payment of $50,000 or greater, or

        - upon a Net Accumulated Value of $50,000 or greater on your Contract Anniversary.

    We may terminate this privilege at any time.
--------------------------------------------------------------------------------

TRANSFER PROCESSING FEE


    We waive the transfer processing fee for the first twelve transfers during a Contract Year, but may assess a $25 charge for each subsequent transfer. We will deduct this fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash.

--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK CHARGE

    We apply a daily mortality and expense risk charge at an annual rate of 1.40% (daily rate of 0.0038091%) (approximately 1.01% for mortality risk and 0.39% for expense risk). This charge is used to compensate the Company for assuming mortality and expense risks.

    The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Through these guarantees, each payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk also includes a guarantee to pay a death benefit if the Owner/Annuitant dies before the

    Retirement Date. The expense risk we assume is that the annual administrative charge and transfer processing fees may be insufficient to cover actual future expenses.

    We may realize a profit from this charge and we may use such profit for any lawful purpose including paying distribution expenses.
--------------------------------------------------------------------------------

INVESTMENT OPTION EXPENSES

    The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. (See the Expense Tables in this prospectus and the accompanying Investment Option prospectuses.)
--------------------------------------------------------------------------------

PREMIUM TAXES

    Currently, we do not charge for premium taxes levied by various states and other governmental entities on annuity contracts issued by insurance companies. These taxes range up to 3.5% and are subject to change. We reserve the right, however, to deduct such taxes from Accumulated Value.
--------------------------------------------------------------------------------

OTHER TAXES

    Currently, we do not charge for any federal, state or local taxes incurred by the Company which may be attributable to the Account or the Contracts. We reserve the right, however, to make such a charge in the future.

--------------------------------------------------------------------------------

PAYMENT OPTIONS
--------------------------------------------------------------------------------

    Your Contract ends on the Retirement Date. At that time, your Net Accumulated Value will be applied under a payment option, unless you elect to receive this amount in a single sum. Should you not elect a payment option on the Retirement Date, proceeds will be paid as a life income annuity with payments guaranteed for ten years.

    Prior to the Retirement Date, you may have your Net Accumulated Value applied under a payment option, or a Beneficiary can have the death benefit applied under a payment option. In either case, the Contract must be surrendered for a lump sum payment to be made, or a supplemental contract to be issued for the payment option.

    We have provided a description of the available payment options below. The term "payee" means a person who is entitled to receive payment under that option. All payment options offer a fixed and guaranteed amount to be paid during the annuity payment period, independent of the investment experience of the Account.
--------------------------------------------------------------------------------

ELECTION OF OPTIONS

    While the Annuitant is living, you may elect, revoke or change a payment option at any time before the Retirement Date. Upon an Annuitant's death, if a payment option is not in effect or if payment will be made in one lump sum under an existing option, the Beneficiary may elect one of the options after the death of the Owner/Annuitant.

    We will initiate an election, revocation or change of a payment option upon receipt of your written request at the Administrative Office.

    We reserve the right to refuse the election of a payment option, other than in a lump sum, if:

           1)  the total payments would be less than $2,000;

           2)  each payment would be less than $20; or

           3) the payee is an assignee, estate, trustee, partnership, corporation or association.

--------------------------------------------------------------------------------

DESCRIPTION OF OPTIONS

    OPTION 1--INTEREST INCOME. The proceeds are left with the Company to earn a set interest rate. The payee may elect to have the interest paid monthly, quarterly, semi-annually or annually. Under this option, the payee may withdraw part or all of the proceeds at any time.

    OPTION 2--INCOME FOR A FIXED TERM. The proceeds are paid in equal installments for a fixed number of years.

    OPTION 3--LIFE INCOME OPTION WITH TERM CERTAIN. The proceeds are paid in equal amounts (at intervals elected by the payee) during the payee's lifetime with the guarantee that payments will be made for a specified number of years. Under this option, at the death of a payee having no Beneficiary (or where the Beneficiary died prior to the payee), the present value of the dollar amount of any remaining guaranteed payments will be paid in one lump sum to the executors or administrators of the payee's estate. Also under this option, if any Beneficiary dies while receiving payment, the present value of the dollar amount of any remaining guaranteed payments will be paid in one lump sum to the executors or administrators of the Beneficiary's estate. The amount to be paid is calculated as of the date of death of the payee, or Beneficiary if applicable.

    OPTION 4--INCOME FOR FIXED AMOUNT. The proceeds are paid in equal installments (at intervals elected by the payee) for a specific amount and will continue until all the proceeds plus interest are exhausted.


    OPTION 5--JOINT AND TWO-THIRDS TO SURVIVOR MONTHLY LIFE INCOME. The proceeds are paid in equal installments while two joint payees live. When one payee dies, future payments equal to two-thirds of the initial payment will be made to the survivor for their lifetime.


    The amount of each payment is calculated from the tables in the Contract which apply to that particular option using the payee's age and sex. Age is determined as the last birthday at the date of the first payment.

    ALTERNATE PAYMENT OPTIONS. The Company may make available alternative payment options.

--------------------------------------------------------------------------------

YIELDS AND TOTAL RETURNS
--------------------------------------------------------------------------------

    We may advertise, or include in sales literature, yields, effective yields and total returns for the Subaccounts. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. Each Subaccount may also advertise, or include in sales literature, performance relative to certain performance rankings and indices compiled by independent rating organizations. You may refer to the Statement of Additional Information for more detailed information relating to performance.

    The effective yield and total return calculated for each Subaccount is based on the investment performance of the corresponding Investment Option, which includes the Investment Option's total operating expenses. (See the accompanying Investment Option prospectuses.)

    The yield of a Subaccount (except the Prime Reserve Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. This yield is calculated by assuming that the income generated during that 30-day or one-month period is generated each period over 12-months and is shown as a percentage of the investment.

    The yield of the Prime Reserve Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. This yield is calculated by assuming that the income generated for that seven-day period is generated each period for 52 weeks and is shown as a percentage of the investment. The effective yield is calculated similiarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

    The total return of a Subaccount refers to return quotations of an investment in a Subaccount for various periods of time. Total return figures are provided for each Subaccount for one, five and ten year periods, respectively. For periods prior to the date the Account commenced operations, performance information is calculated based on the performance of the Investment Options and the assumption that the Subaccounts were in existence for those same periods, with the level of Contract charges which were in effect at inception of the Subaccounts.

    The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results less all charges and deductions applied against the Subaccount (including any Surrender Charge that would apply if you terminated your Contract at the end of each period indicated, but excluding any deductions for premium taxes).

    In addition to standardized average annual total return, non-standardized total return information may be used in advertisements or sales literature. Non-standardized return information will be computed on the same basis as described above, but does not include a Surrender Charge. In addition, the Company may disclose cumulative total return for Contracts funded by Subaccounts.

    Each Investment Option's yield, and standardized and non-standardized average annual total returns may also be disclosed, which may include investment periods prior to the date the Account commenced operations. Non-standardized performance data will only be disclosed if standardized performance data is also disclosed. Please refer to the Statement of Additional Information for additional information regarding the calculation of other performance data.

    In advertising and sales literature, Subaccount performance may be compared to the performance of other issuers of variable annuity contracts which invest in mutual fund portfolios with similar investment objectives. Lipper Analytical Services, Inc. ("Lipper") and the Variable Annuity Research Data Service ("VARDS") are independent services which monitor and rank the performance of variable annuity issuers according to investment objectives on an industry-wide basis.

    The rankings provided by Lipper include variable life insurance issuers as well as variable annuity issuers, whereas the rankings provided by VARDS compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

    Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deductions for operating expenses. Other independent ranking services and indices may also be used as a source of performance comparison.

    We may also report other information including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio's investment experience is positive.

--------------------------------------------------------------------------------

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE

INTRODUCTION

    This discussion is based on the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of these current tax laws and interpretations. Moreover, no attempt has been made to consider any applicable state or other tax laws.


    A Contract may be purchased on a non-qualified basis ("Non-Qualified Contract") or purchased and used in connection with plans qualifying for favorable tax treatment ("Qualified Contract"). A Qualified Contract is designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(a), 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended (the "Code"). The effect of federal income taxes on amounts held under a Contract or annuity payments, and on the economic benefit to the Owner, the Annuitant or the Beneficiary depends on the type of retirement plan, the tax and employment status of the individual concerned, and the Company's tax status. In addition, an individual must satisfy certain requirements in connection with:


        - purchasing a Qualified Contract with proceeds from a tax-qualified plan, and

        -   receiving distributions from a Qualified Contract

    in order to continue to receive favorable tax treatment.

    Therefore, purchasers of Qualified Contracts are encouraged to seek competent legal and tax advice regarding the suitability and tax considerations specific to their situation. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.
--------------------------------------------------------------------------------

TAX STATUS OF THE CONTRACT

    The Company believes that the Contract will be subject to tax as an annuity contract under the Code, which generally means that any increase in Accumulated Value will not be taxable until monies are received from the Contract, either in the form of annuity payments or in some other form. The following Code requirement must be met in order to be subject to annuity contract treatment for tax purposes:

    DIVERSIFICATION REQUIREMENTS. Section 817(h) of the Code provides that separate account investments must be "adequately diversified" in accordance with Treasury regulations in order for the Contract to qualify as an annuity contract for federal tax purposes. The Account, through each Investment Option, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in each Subaccount may be invested. We do not have control over the Funds or their investments. Nonetheless, the Company believes that each Investment Option in which the Account owns shares will meet the diversification requirements.

    OWNER CONTROL. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable annuity contract owner's gross income. The IRS has stated in published rulings that a variable annuity contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

    The ownership rights under the Contracts are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the Contract Owner has additional flexibility in allocating premium payments and Accumulated Values. These differences could result in a Contract Owner being treated as the owner of a pro rata portion of the assets of the Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the Contract Owner from being considered the owner of the assets of the Account.

    REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that:

        - if any Owner dies on or after the Retirement Date but before the interest in the Contract has been fully distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and

        - if any Owner dies prior to the Retirement Date, the interest in the Contract will be distributed within five years after the date of the Owner's death.

    These requirements will be considered satisfied as to any portion of the Owner's interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of that Owner's death. The Owner's designated Beneficiary is the person designated by such Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death and must be a natural person. However, if the designated Beneficiary is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner.

    Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

    Other rules may apply to Qualified Contracts.
--------------------------------------------------------------------------------

TAXATION OF ANNUITIES

THE FOLLOWING DISCUSSION ASSUMES THAT THE CONTRACTS WILL QUALIFY AS ANNUITY CONTRACTS FOR FEDERAL INCOME TAX PURPOSES.

    IN GENERAL. Section 72 of the Code governs taxation of annuities in general. The Company believes that an Owner who is a natural person is not taxed on increases in the value of a Contract until distribution occurs through a partial withdrawal, surrender or annuity payment. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulated Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or payment option) is taxable as ordinary income.

    NON-NATURAL OWNER. A non-natural owner of an annuity contract generally must include any excess of cash value over the "investment in the contract" as income during the taxable year. However, there are some exceptions to this rule. Certain Contracts will generally be treated as held by a natural person if:

        - the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person (but not in the case of certain non-qualified deferred compensation arrangements);

        - the Contract is acquired by an estate of a decedent by reason of the death of the decedent;

        -   the Contract is issued in connection with certain Qualified Plans;

        - the Contract is purchased by an employer upon the termination of certain Qualified Plans;

        - the Contract is used in connection with a structured settlement agreement; or

        - the Contract is purchased with a single payment within a year of the annuity starting date and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

    A prospective Owner that is not a natural person should discuss these exceptions with their tax adviser.

    THE FOLLOWING DISCUSSION GENERALLY APPLIES TO CONTRACTS OWNED BY NATURAL PERSONS.

    PARTIAL WITHDRAWALS. Under Section 72(e) of the Code, if a partial withdrawal is taken from a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the participant's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of the individual under a Contract which was not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the investment in the Contract can be zero. Special tax rules may be available for certain distributions from Qualified Contracts, and special rules apply to distributions from Roth IRAs.


    Under Section 72(e) of the Code, if a partial withdrawal is taken from a Non-Qualified Contract (including a withdrawal under the systematic withdrawal option), amounts received are generally first treated as taxable income to the extent that the Accumulated Value immediately before the partial withdrawal exceeds the investment in the Contract at that time. Any additional amount withdrawn is not taxable.


    In the case of a surrender under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the investment in the Contract.

    Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity contract for another and the contract received is treated as a new contract for purposes of the penalty and distribution-at-death rules. Special rules and procedures apply to
    Section 1035 transactions and prospective Owners wishing to take advantage of Section 1035 should consult their tax adviser.

    ANNUITY PAYMENTS. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

    TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of the death of the Owner. Generally, such amounts are includible in the income of the recipient as follows:

        - if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or

        - if distributed under a payment option, they are taxed in the same way as annuity payments.

    For these purposes, the investment in the Contract remains the amount of any purchase payments which were not excluded from gross income.

    PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution from a Non-Qualified Contract, a 10% federal tax penalty may be imposed. However, generally, there is no penalty applied on distributions:

        -   made on or after the taxpayer reaches age 59 1/2;

        - made on or after the death of the holder (or if the holder is not an individual, the death of the primary annuitant);

        -   attributable to the taxpayer becoming disabled;

        - as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated beneficiary;

        - made under certain annuities issued in connection with structured settlement agreements; and

        - made under an annuity contract that is purchased with a single premium when the retirement date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity payment period.


    Other tax penalties may apply to certain distributions under a Qualified Contract. Contract Owners should consult their tax adviser.

--------------------------------------------------------------------------------

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT

    Certain tax consequences may result upon:

        -   a transfer of ownership of a Contract,


        - the designation of an Annuitant, payee or other Beneficiary who is not also an Owner,


        -   the selection of certain Retirement Dates, or

        -   the exchange of a Contract.

    An Owner contemplating any of these actions should consult their tax adviser.
--------------------------------------------------------------------------------

WITHHOLDING

    Generally, distributions from a Contract are subject to withholding of federal income tax at a rate which varies according to the type of distribution and the Owner's tax status. The Owner generally can elect not to have withholding apply.

    Eligible rollover distributions from section 401(a) plans section 403(a) annuities and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An "eligible rollover distribution" is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.
--------------------------------------------------------------------------------

MULTIPLE CONTRACTS

    All non-qualified deferred annuity contracts entered into after October 21, 1988 that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includible in gross income under Section 72(e). This rule could affect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same owner. Accordingly, a Contract Owner should consult a competent tax adviser before purchasing more than one annuity contract.
--------------------------------------------------------------------------------

TAXATION OF QUALIFIED CONTRACTS

    The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from:

        -   contributions in excess of specified limits;

        -   distributions prior to age 59 1/2 (subject to certain exceptions);

        - distributions that do not conform to specified commencement and minimum distribution rules; and

        -   other specified circumstances.


    Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Contract Owners, Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but the Company shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. For qualified plans under
    Section 401(a), 403(a) and 403(b), the Code requires that distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age
    70 1/2. For Roth IRAs under Section 408A, distributions are not required during the Owner's (or plan participant's) lifetime. Brief descriptions follow of the various types of qualified retirement plans available in connection with a Contract. The Company will amend the Contract as necessary to conform it to the requirements of the Code.



    INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA". These IRAs are subject to limits on the amount that may be contributed, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA. Sales of the Contract for use with IRAs may be subject to special requirements of the Internal Revenue Service. Earnings in an IRA are not taxed until distribution. IRA contributions are limited each year to the lesser of $2,000 or 100% of owner's adjusted gross income and may be deductible in whole or in part depending on the individual's income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are "rolled over" on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.


    Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

    SIMPLE IRAS. Section 408(p) of the Code permits small employers to establish SIMPLE IRAs under which employees may elect to defer a percentage of their compensation up to $6,000 (as increased for cost of living adjustments). The sponsoring employer is required to make a matching contribution on behalf of contributing employees. Distributions from a SIMPLE IRA are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

    ROTH IRAS. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or conversion from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. Such conversions are subject to a 10% penalty tax if they are distributed before five years have passed since the year of the conversion. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made:

        -   before age 59 1/2 (subject to certain exceptions), or

        - during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.


    TAX SHELTERED ANNUITIES. Section 403(b) of the Code allows employees of certain section 501(c)(3) organizations and public schools to exclude from their gross income the premiums paid, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These premiums may be subject to FICA (Social Security) tax. Code section 403(b)(11) restricts the distribution under Code section 403(b) annuity contracts of:


        - elective contributions made in years beginning after December 31, 1988;

        -   earnings on those contributions; and

        - earnings in such years on amounts held as of the last year beginning before January 1, 1989.

    Distribution of those amounts may only occur upon:

        -   death of the employee,

        -   attainment of age 59 1/2,

        -   separation from service,

        -   disability, or

        -   financial hardship.


    In addition, income attributable to elective contributions may not be distributed in the case of hardship.


    RESTRICTIONS UNDER QUALIFIED CONTRACTS. Other restrictions with respect to the election, commencement or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.
--------------------------------------------------------------------------------

POSSIBLE CHARGE FOR THE COMPANY'S TAXES

    The Company currently makes no charge to the Subaccounts for any Federal, state or local taxes that we incur which may be attributable to such Subaccounts or the Contracts. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that the Company determines to be properly attributable to the Subaccounts or to the Contracts.
--------------------------------------------------------------------------------

OTHER TAX CONSEQUENCES

    As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in the prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of current law. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each Owner or recipient of the distribution. You should consult your tax adviser for further information.

--------------------------------------------------------------------------------

DISTRIBUTION OF THE CONTRACTS
--------------------------------------------------------------------------------


    The Contracts will be offered to the public on a continuous basis. We do not anticipate discontinuing the offering of the Contracts, but reserve the right to do so. Applications for Contracts are solicited by agents, who in addition to being licensed by applicable state insurance authorities to sell the variable annuity contracts for the Company, are also registered representatives of SFB Fund Distributor, broker-dealers having selling agreements with SFB Fund Distributor or broker-dealers having selling agreements with such broker-dealers. SFB Fund Distributor is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, is a member of the National Association of Securities Dealers, Inc. ("NASD") and is an affiliate of the Company.


    SFB Fund Distributor serves as the principal underwriter, as defined in the 1940 Act, of the Contracts for the Account pursuant to an Underwriting Agreement between the Company and SFB Fund Distributor and is not obligated to sell any specific number of Contracts. SFB Fund Distributor's principal business address is the same as that of the Company.

    The Company may pay broker-dealers with selling agreements up to an amount equal to 7% of the premiums paid under a Contract during the first Contract Year, 3.75% of the premiums paid in the second through sixth Contract Years and 1.25% of the premiums paid in the seventh and subsequent Contract Years, as well as other distribution expenses such as production incentive bonuses, agent's insurance and pension benefits, and agency expense allowances. These distribution expenses do not result in any additional charges against the Contracts that are not described under "Charges and Deductions."

    Under the Public Disclosure Program, NASD Regulation ("NASDR") provides certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. NASDR's toll-free Public Disclosure Program

    Hotline telephone number is 1-800-289-9999 and their Web site address is www.nasdr.com. An investor brochure that includes information describing the Public Disclosure Program is available from NASDR.

--------------------------------------------------------------------------------

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------


    The Company, like other life insurance companies, is involved in lawsuits. Currently, there are no lawsuits that involve the Account. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Account or the Company.


--------------------------------------------------------------------------------

VOTING RIGHTS
--------------------------------------------------------------------------------

    To the extent required by law, the Company will vote the Fund shares held in the Account at regular and special shareholder meetings of the Funds, in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and, as a result, the Company determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

    The number of votes you have the right to instruct will be calculated separately for each Subaccount in which you have Accumulated Value, and may include fractional votes. (You only have voting interest prior to the Retirement Date.) The number of votes attributable to a Subaccount is determined by dividing your Accumulated Value in that Subaccount by the net asset value per share of the Investment Option of the corresponding Subaccount.

    The number of votes of an Investment Option which are available to you is determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at the relevant meeting for that Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by each Fund. For each Subaccount in which you have a voting interest, you will receive proxy materials and reports relating to any meeting of shareholders of the Investment Option in which that Subaccount invests.

    The Company will vote Fund shares attributable to Contracts as to which no timely instructions are received (as well as any Fund shares held in the Account which are not attributable to Contracts) in proportion to the voting instructions received with respect to all Contracts participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter.

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    The audited statutory statements of admitted assets, liabilities and stockholders' equity of the Company as of December 31, 2000 and 1999, and the related statutory statements of earnings, changes in stockholders' equity and cash flows for each of the years in the three year period ended December 31, 2000, as well as the related financial statement schedules and Independent Auditors' Report, are contained in the Statement of Additional Information. Likewise, the audited statements of net assets for the Account as of December 31, 2000, and the related statements of operations and changes in net assets for the period from February 7, 2000 (date operations commenced) through December 31, 2000, as well as the related Independent Auditors' Report, are contained in the Statement of Additional Information.

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                PAGE
                                                              --------
ADDITIONAL CONTRACT PROVISIONS..............................      1
      The Contract..........................................      1
      Incontestability......................................      1
      Misstatement of Age or Sex............................      1
      Non-Participation.....................................      1
CALCULATION OF YIELDS AND TOTAL RETURNS.....................      1
      Prime Reserve Subaccount Yields.......................      1
      Other Subaccount Yields...............................      2
      Average Annual Total Returns..........................      3
      Other Total Returns...................................      6
      Effect of the Administrative Charge on Performance
       Data.................................................      6
EXPERTS.....................................................      6
OTHER INFORMATION...........................................      7
FINANCIAL STATEMENTS........................................      7


                                    SAI-TOC

                              TEAR AT PERFORATION

If you would like a copy of the Statement of Additional Information, please complete the information below and detach and mail this card to the Company at the address shown on the cover of this prospectus.

Name
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

City, State, Zip
-------------------------------------------------------------------------------

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                      STATEMENT OF ADDITIONAL INFORMATION

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                              1401 Livingston Lane
                           Jackson, Mississippi 39213
                                 1-877-249-3691

                   SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

         INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

This Statement of Additional Information contains additional information to the Prospectus for the flexible premium deferred variable annuity contract (the "Contract") offered by Southern Farm Bureau Life Insurance Company (the "Company"). This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectuses for the Contract, and the selected Investment Options of T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc. and Fidelity Variable Insurance Products Funds. The Prospectus for the Contract is dated the same as this Statement of Additional information. You may obtain a copy of the Prospectuses by writing or calling us at our address or phone number shown above.


                                  May 1, 2001

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                PAGE
                                                              --------
ADDITIONAL CONTRACT PROVISIONS..............................     1
      The Contract..........................................     1
      Incontestability......................................     1
      Misstatement of Age or Sex............................     1
      Non-Participation.....................................     1
CALCULATION OF YIELDS AND TOTAL RETURNS.....................     1
      Prime Reserve Subaccount Yields.......................     1
      Other Subaccount Yields...............................     2
      Average Annual Total Returns..........................     3
      Other Total Returns...................................     6
      Effect of the Administrative Charge On Performance
       Data.................................................     6
EXPERTS.....................................................     6
OTHER INFORMATION...........................................     7
FINANCIAL STATEMENTS........................................     7

--------------------------------------------------------------------------------

ADDITIONAL CONTRACT PROVISIONS
--------------------------------------------------------------------------------

THE CONTRACT

    The Contract includes the application and all other attached papers. The statements made in the application are deemed representations and not warranties. We will not use any statement in defense of a claim or to void the Contract unless it is contained in the application.
--------------------------------------------------------------------------------

INCONTESTABILITY

    We will not contest the Contract from its Contract Date.
--------------------------------------------------------------------------------

MISSTATEMENT OF AGE OR SEX

    If the age or sex of the Annuitant has been misstated, we will pay that amount which the proceeds would have purchased at the correct age and sex.
--------------------------------------------------------------------------------

NON-PARTICIPATION

    The Contracts are not eligible for dividends and will not participate in the Company's divisible surplus.

--------------------------------------------------------------------------------

CALCULATION OF YIELDS AND TOTAL RETURNS
--------------------------------------------------------------------------------

    The Company may disclose yields, total returns and other performance data for a Subaccount. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.
--------------------------------------------------------------------------------

PRIME RESERVE SUBACCOUNT YIELDS


    Advertisements and sales literature may quote the current annualized yield of the Prime Reserve Subaccount for a seven-day period. This figure is computed by determining the net change (exclusive of realized gains and losses on the sale of securities, unrealized appreciation and depreciation and income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract with a balance of 1 unit at the beginning of the period, dividing this net change by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis.


    The net change in account value reflects:

        - net income from the Investment Option attributable to the hypothetical account; and

        - charges and deductions imposed under the Contract attributable to the hypothetical account.

    The charges and deductions include per unit charges for the hypothetical account for:


        -   the annual administrative charge and


        -   the mortality and expense risk charge.

    For purposes of calculating current yields for a Contract, an average per unit administrative charge is used based on the $30 administrative charge deducted at the beginning of each Contract Year. Current yield will be calculated according to the following formula:


Current Yield = ((NCS - ES)/UV) X (365/7)

Where:

NCS  =    the net change in the value of the Investment Option
          (exclusive of realized gains or losses on the sale of
          securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day
          period attributable to a hypothetical account having a
          balance of 1 subaccount unit.

ES   =    per unit expenses attributable to the hypothetical account for the seven-day period.

UV   =    the unit value for the first day of the seven-day period.

Effective Yield = (1 + ((NCS - ES)/UV)) to the power of (365/7) - 1

Where:

NCS  =    the net change in the value of the Investment Option
          (exclusive of realized gains or losses on the sale of
          securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day
          period attributable to a hypothetical account having a
          balance of 1 subaccount unit.

ES   =    per unit expenses attributable to the hypothetical account for the seven-day period.

UV   =    the unit value for the first day of the seven-day period.

    The yield for the Prime Reserve Subaccount will be lower than the yield for the Prime Reserve Investment Option due to the charges and deductions imposed under the Contract.

    The current and effective yields of the Prime Reserve Subaccount normally fluctuate on a daily basis and SHOULD NOT ACT AS AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. The actual yield is affected by:

        -   changes in interest rates on money market securities,

        -   the average portfolio maturity of the Prime Reserve Investment
            Option,

        - the quality of portfolio securities held by this Investment Option, and

        -   the operating expenses of the Prime Reserve Investment Option.

    Yields may also be presented for other periods of time.
--------------------------------------------------------------------------------

OTHER SUBACCOUNT YIELDS

    Advertisements and sales literature may quote the current annualized yield of one or more of the Subaccounts (except the Prime Reserve Subaccount) for a Contract for 30-day or one month periods. The annualized yield of a Subaccount refers to income generated by that Subaccount during a 30-day or one-month period which is assumed to be generated each period over a 12-month period.

    The yield is computed by:

        1) dividing net investment income of the Investment Option attributable to the Subaccount units less Subaccount expenses for the period; by

        2) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; by

        3)  compounding that yield for a six-month period; and by

        4)  multiplying that result by 2.


    The annual administrative charge (deducted at the beginning of each Contract
    Year) and mortality and expense risk charge are included in expenses of the Subaccounts. For purposes of calculating the 30-day or one-month yield, an estimated average administrative charge per dollar of Contract value is used to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period. The 30-day or one-month yield is calculated according to the following formula:



                                      6
Yield = 2 X ((((NI - ES)/(U X UV)) + 1)   - 1)

Where:

NI   =    net investment income of the Investment Option for the
          30-day or one-month period attributable to the Subaccount's units.

ES   =    expenses of the Subaccount for the 30-day or one-month
          period.

U    =    the average number of units outstanding.

UV   =    the unit value at the close of the last day in the 30-day or one-month period.


    The yield for each Subaccount will be lower than the yield for the corresponding Investment Option due to the various charges and deductions imposed under the Contract.

    The yield for each Subaccount normally will fluctuate over time and SHOULD NOT ACT AS AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. A Subaccount's actual yield is affected by the quality of portfolio securities held by the corresponding Investment Option and its operating expenses.

    The Surrender Charge is not considered in the yield calculation.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS

    Advertisements and sales literature may also quote average annual total returns for the Subaccounts for various periods of time, including periods before the Subaccounts were in existence. Total return figures are provided for each Subaccount for one, five and ten year periods. Average annual total returns may also be disclosed for other periods of time.

    Adjusted historic average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. The last date of each period is the most recent month-end practicable.


    Adjusted historic average annual total returns for each Subaccount are calculated based on the assumption that the Subaccounts were in existence during the stated periods with the level of Contract charges which were in effect at the inception of each Subaccount (see four columns under "Investment Option" heading below). For purposes of calculating average annual total return, an average annual administrative charge per dollar of Contract value is used. The calculation also assumes surrender of the Contract at the end of the period. The total return will then be calculated according to the following formula:


            1/N
TR = ((ERV/P)   ) - 1

Where:

TR   =    the average annual total return net of Subaccount recurring charges.

ERV  =    the ending redeemable value (net of any applicable Surrender
          Charge) of the hypothetical account at the end of the
          period.

P    =    a hypothetical initial payment of $1,000.

N    =    the number of years in the period.

    The following chart provides the adjusted historic average annual total return information for the Subaccounts. When a Subaccount has been in existence for at least one year, the chart below provides the actual adjusted average annual total return for the Subaccount as of the end of the period indicated or from the date of inception calculated according to the formula described above (see the three columns to the right of the chart under the heading "Subaccount").



                                                         INVESTMENT OPTION                           SUBACCOUNT
                                         FOR THE    FOR THE    FOR THE     FOR THE PERIOD     FOR THE    FOR THE PERIOD
                                          1-YEAR     5-YEAR    10-YEAR      FROM DATE OF       1-YEAR     FROM DATE OF
                                          PERIOD     PERIOD     PERIOD      INCEPTION OF       PERIOD     INCEPTION OF
SUBACCOUNT                                ENDED      ENDED      ENDED     INVESTMENT OPTION    ENDED       SUBACCOUNT
(DATE ON WHICH FIRST ACTIVITY OCCURRED)  12/31/00   12/31/00   12/31/00      TO 12/31/00      12/31/00    TO 12/31/00
T. Rowe Price Series, Inc.
  T. Rowe Price Equity Income
  Portfolio(1) (2/28/2000)                 3.56%     12.14%        --           14.91%         21.66%         18.74%
  T. Rowe Price Mid-Cap Growth
  Portfolio(2) (2/15/2000)                (1.69)        --         --           15.26          (0.35)          0.38
  T. Rowe Price Personal Strategy
  Balanced Portfolio(4) (3/6/2000)        (3.55)      9.62         --           12.72          (1.72)         (0.82)
T. Rowe Price Fixed Income Series, Inc.
  T. Rowe Price Limited-Term Bond
  Portfolio(3) (2/28/2000)                 0.02       3.10         --            4.11          (0.60)          0.16
  T. Rowe Price Prime Reserve
  Portfolio(2) (2/7/2000)                 (2.91)        --         --            2.92          (3.38)         (2.27)
Fidelity Variable Insurance Products Funds
  VIP Growth Portfolio(5) (2/15/2000)    (18.79)     16.90      18.34           14.69         (19.92)        (16.90)
  VIP High Income Portfolio(6)
  (3/10/2000)                            (29.54)    (0.83)       8.16            6.62         (28.99)        (25.10)
  VIP Overseas Portfolio(7) (2/15/2000)  (26.35)      8.07       7.57            6.72         (25.36)        (21.80)
  VIP Contrafund Portfolio(8)
  (2/15/2000)                            (14.74)     15.40         --           19.12         (13.81)        (11.44)
  VIP Index 500 Portfolio(9)
  (2/15/2000)                            (17.23)     15.57         --           15.28         (12.26)        (10.08)


        (1) The T. Rowe Price Equity Income Portfolio commenced operations on March 31, 1994.

        (2) The T. Rowe Price Mid-Cap Growth and T. Rowe Price Prime Reserve Portfolios commenced operations on December 31, 1996.

        (3) The T. Rowe Price Limited-Term Bond Portfolio commenced operations on May 13, 1994.

        (4) The T. Rowe Price Personal Strategy Balanced Portfolio commenced operations on December 30, 1994.

        (5)   The Growth Portfolio commenced operations on October 9, 1986.

        (6)   The High Income Portfolio commenced operations on September 19,
              1985.

        (7)   The Overseas Portfolio commenced operations on January 28, 1987.

        (8)   The Contrafund Portfolio commenced operations on January 3, 1995.

        (9)  The Index 500 Portfolio commenced operations on August 27, 1992.
--------------------------------------------------------------------------------

OTHER TOTAL RETURNS

    Advertisements and sales literature may also quote average annual total returns which do not reflect the Surrender Charge. These figures are calculated in the same manner as average annual total returns described above, however, the Surrender Charge is not taken into account at the end of the period.

    We may disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

CTR = (ERV/P) - 1

Where:

CTR  =    The cumulative total return net of Subaccount recurring
          charges for the period.

ERV  =    The ending redeemable value of the hypothetical investment at the end of the period.

P    =    A hypothetical single payment of $1,000.

--------------------------------------------------------------------------------


EFFECT OF THE ADMINISTRATIVE CHARGE ON PERFORMANCE DATA



    We apply an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Retirement Date. This charge is deducted from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount's value bears to the total Accumulated Value. For purposes of reflecting the administrative charge in yield and total return quotations, this annual charge is converted into a per-dollar per-day charge based on the average value of all Contracts in the Account on the last day of the period for which quotations are provided. The per-dollar per-day average charge is then adjusted to reflect the basis upon which the particular quotation is calculated.


--------------------------------------------------------------------------------


EXPERTS

--------------------------------------------------------------------------------


    All matters relating to Mississippi law pertaining to the Contracts, including the validity of the Contracts and the Company's authority to issue the Contracts, have been passed upon by Joseph A. Purvis, Esquire, Vice President, General Counsel, and Secretary of the Company. Sutherland
    Asbill & Brennan LLP, Washington D.C. has provided advice on certain matters relating to the federal securities laws.



    The statutory statements of admitted assets, liabilities and stockholders' equity of the Company as of December 31, 2000 and 1999, and the related statutory statements of earnings, changes in stockholders' equity and cash flows for each of the years in the three year period ended December 31, 2000, and related financial statement schedules, appearing herein, have been audited by KPMG LLP, independent certified public accountants, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.



    The Account's statement of net assets as of December 31, 2000, and the related statements of operations and changes in net assets for the period from February 7, 2000 (date operations commenced) through December 31, 2000, appearing herein, have been audited by Ernst & Young, LLP, independent auditors, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in auditing and accounting.


--------------------------------------------------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

    A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contract discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Contract and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    The Company's statutory-basis financial statements included in this Statement of Additional Information should be considered only as bearing on the Company's ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Account.

                     Report of Independent Auditors


The Board of Directors and Participants
Southern Farm Bureau Life Insurance Company


We have audited the accompanying individual and combined statements of net assets of Southern Farm Bureau Life Variable Account (comprised of the Equity Income, Mid-Cap Growth, Personal Strategy Balanced, Limited-Term Bond, Prime Reserve, Growth, High Income, Overseas, Contrafund and Index 500 Subaccounts) as of December 31, 2000, and the related statements of operations and changes in net assets for the period from February 7, 2000 (date operations commenced) through December 31, 2000. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the mutual funds' transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual and combined financial position of the respective subaccounts of Southern Farm Bureau Life Variable Account at December 31, 2000, and the individual and combined results of their operations and changes in their net assets for the period from February 7, 2000 (date operations commenced) through December 31, 2000, in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP

Des Moines, Iowa
February 23, 2001

                   Southern Farm Bureau Life Variable Account

                            Statements of Net Assets

                                December 31, 2000

ASSETS
Investments in T. Rowe Price Equity Series, Inc.:
   Equity Income Subaccount:
     Equity Income Portfolio, 100,202.69 shares at net asset value of $19.55 per share
       (cost $1,866,819)                                                                     $  1,958,963
   Mid-Cap Growth Subaccount:
     Mid-Cap Growth Portfolio, 140,073.46 shares at net asset value of $18.43 per
       share (cost $2,604,707)                                                                  2,581,554
   Personal Strategy Balanced Subaccount:
     Personal Strategy Balanced Portfolio, 89,653.87 shares at net asset value of
       $15.54 per share (cost $1,432,405)                                                       1,393,221

Investments in T. Rowe Price Fixed Income Series, Inc.:
   Limited-Term Bond Subaccount:
     Limited-Term Bond Portfolio, 85,211.30 shares at net asset value of $4.93 per
       share (cost $409,319)                                                                      420,092
   Prime Reserve Subaccount:
     Prime Reserve Portfolio, 622,243.86 shares at net asset value of $1.00 per share
       (cost $622,244)                                                                            622,244

Investments in Fidelity Variable Insurance Products (VIP) Funds:
   Growth Subaccount:
     Fidelity VIP Fund: Growth Portfolio, 90,419.47 shares at net asset value of
       $43.65 per share (cost $4,505,663)                                                       3,946,810
   High Income Subaccount:
     Fidelity VIP Fund: High Income Portfolio, 104,454.46 shares at
       net asset value of $8.18 per share (cost $1,005,839)                                       854,437
   Overseas Subaccount:
     Fidelity VIP Fund: Overseas Portfolio, 45,543.32 shares at net asset value of
       $19.99 per share (cost $1,030,730)                                                         910,411
   Contrafund Subaccount:
     Fidelity VIP Fund II: Contrafund Portfolio, 100,652.61 shares at
       net asset value of $23.74 per share (cost $2,510,116)                                    2,389,493
   Index 500 Subaccount:
     Fidelity VIP Fund II: Index 500 Portfolio, 21,723.53 shares at net asset value of
       $149.53 per share (cost $3,533,333)                                                      3,248,320
                                                                                        -------------------
Total investments (cost $19,521,175)                                                           18,325,545

LIABILITIES                                                                                             -
                                                                                        -------------------

COMBINED NET ASSETS                                                                           $18,325,545
                                                                                        ===================

                   Southern Farm Bureau Life Variable Account

                                                                                                  EXTENDED
                                                           UNITS            UNIT VALUE             VALUE
                                                   ---------------------------------------------------------
Net assets are represented by:
   Equity Income Subaccount                           150,049.872659       $13.055413         $  1,958,963
   Mid-Cap Growth Subaccount                          240,203.006752        10.747384            2,581,554
   Personal Strategy Balanced Subaccount              131,444.072159        10.599344            1,393,221
   Limited-Term Bond Subaccount                        39,184.816218        10.720785              420,092
   Prime Reserve Subaccount                            59,714.825323        10.420260              622,244
   Growth Subaccount                                  456,978.116466         8.636759            3,946,810
   High Income Subaccount                             111,560.708629         7.658946              854,437
   Overseas Subaccount                                113,096.830049         8.049837              910,411
   Contrafund Subaccount                              257,045.229631         9.296002            2,389,493
   Index 500 Subaccount                               343,290.417097         9.462309            3,248,320
                                                                                          ------------------
Combined net assets                                                                            $18,325,545
                                                                                          ==================


SEE ACCOMPANYING NOTES.

                   Southern Farm Bureau Life Variable Account

                            Statements of Operations
            Period from February 7, 2000 (date operations commenced)
                         through December 31, 2000

                                                                                                 EQUITY
                                                                                                INCOME
                                                                            COMBINED           SUBACCOUNT
                                                                       ------------------------------------
Net investment income (operating loss):
   Dividend income                                                         $    265,369        $  95,651
   Mortality and expense risk charges                                          (125,009)         (11,116)
                                                                       ------------------------------------
Net investment income (operating loss)                                          140,360           84,535

Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) from investment transactions                        (31,117)           6,724
   Change in unrealized appreciation/depreciation of investments             (1,195,630)          92,144
                                                                       ------------------------------------
Net gain (loss) on investments                                               (1,226,747)          98,868
                                                                       ------------------------------------
Net increase (decrease) in net assets resulting from operations             $(1,086,387)        $183,403
                                                                       ====================================


                                                                                              PERSONAL
                                                                              MID-CAP         STRATEGY       LIMITED-TERM
                                                                              GROWTH          BALANCED          BOND
                                                                            SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                                                                       -----------------------------------------------------
                                                                                                               1
Net investment income (operating loss):
   Dividend income                                                           $42,381           $81,371           $12,769
   Mortality and expense risk charges                                        (16,316)           (8,374)           (2,941)
                                                                       -----------------------------------------------------
Net investment income (operating loss)                                        26,065            72,997             9,828

Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) from investment transactions                      (3,094)           (1,187)              295
   Change in unrealized appreciation/depreciation of investments             (23,153)          (39,184)           10,773
                                                                       -----------------------------------------------------
Net gain (loss) on investments                                               (26,247)          (40,371)           11,068
                                                                       -----------------------------------------------------
Net increase (decrease) in net assets resulting from operations            $    (182)          $32,626           $20,896
                                                                       =====================================================

                                                                           PRIME
                                                                          RESERVE            GROWTH          HIGH INCOME
                                                                         SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                                                     ------------------------------------------------------
Net investment income (operating loss):
   Dividend income                                                         $33,197                 $-               $-
   Mortality and expense risk charges                                       (7,642)           (27,700)          (5,612)
                                                                     ------------------------------------------------------
Net investment income (operating loss)                                      25,555            (27,700)          (5,612)

Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) from investment transactions                         -             (8,728)          (2,704)
   Change in unrealized appreciation/depreciation of investments                 -           (558,853)        (151,402)
                                                                    ------------------------------------------------------
Net gain (loss) on investments                                                   -           (567,581)        (154,106)
                                                                     ------------------------------------------------------
Net increase (decrease) in net assets resulting from operations            $25,555          $(595,281)       $(159,718)
                                                                     ======================================================

                   Southern Farm Bureau Life Variable Account

                                                            OVERSEAS         CONTRAFUND        INDEX 500
                                                           SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                                        -----------------------------------------------------
Net operating loss:
   Dividend income                                          $        -        $        -       $        -
   Mortality and expense risk charges                           (6,583)          (17,118)         (21,607)
                                                        -----------------------------------------------------
Net operating loss                                              (6,583)          (17,118)         (21,607)

Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) from investment
     transactions                                               (5,981)          (17,989)           1,547
   Change in unrealized appreciation/ depreciation of
     investments                                              (120,319)         (120,623)        (285,013)
                                                        -----------------------------------------------------
Net loss on investments                                       (126,300)         (138,612)        (283,466)
                                                        -----------------------------------------------------
Net decrease in net assets resulting from operations         $(132,883)        $(155,730)       $(305,073)

                                                        =====================================================



SEE ACCOMPANYING NOTES.

                   Southern Farm Bureau Life Variable Account

                       Statements of Changes in Net Assets

             Period from February 7, 2000 (date operations commenced)
                         through December 31, 2000

                                                                                               EQUITY
                                                                                               INCOME
                                                                            COMBINED         SUBACCOUNT
                                                                        ------------------------------------
Operations:
   Net investment income (operating loss)                                   $    140,360      $    84,535
   Net realized gain (loss) from investment transactions                         (31,117)           6,724
   Change in unrealized appreciation/depreciation of investments              (1,195,630)          92,144
                                                                        ------------------------------------
Net increase (decrease) in net assets resulting from operations               (1,086,387)         183,403

Capital share transactions:
   Transfers of net premiums                                                  19,986,139          893,388
   Transfers of surrenders and death benefits                                   (158,732)         (13,848)
   Transfers between subaccounts, including fixed interest
     subaccount                                                                 (415,475)         896,020
                                                                        ------------------------------------
Net increase in net assets resulting from capital share transactions          19,411,932        1,775,560
                                                                        ------------------------------------
Total increase in net assets                                                  18,325,545        1,958,963

Net assets at beginning of period                                                      -                -
                                                                        ------------------------------------
Net assets at end of period                                                  $18,325,545       $1,958,963
                                                                        ====================================



                                                                                                PERSONAL
                                                                             MID-CAP            STRATEGY       LIMITED-TERM
                                                                             GROWTH             BALANCED            BOND
                                                                           SUBACCOUNT          SUBACCOUNT        SUBACCOUNT
                                                                      ------------------------------------------------------
Operations:
   Net investment income (operating loss)                                 $    26,065        $    72,997       $   9,828
   Net realized gain (loss) from investment transactions                       (3,094)            (1,187)            295
   Change in unrealized appreciation/depreciation of investments              (23,153)           (39,184)         10,773
                                                                      ------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  (182)            32,626          20,896

Capital share transactions:
   Transfers of net premiums                                                1,343,092            638,500         233,026
   Transfers of surrenders and death benefits                                 (19,636)           (11,249)         (2,072)
   Transfers between subaccounts, including fixed interest
     subaccount                                                             1,258,280            733,344         168,242
                                                                      ------------------------------------------------------
Net increase in net assets resulting from capital share transactions        2,581,736          1,360,595         399,196
                                                                      ------------------------------------------------------
Total increase in net assets                                                2,581,554          1,393,221         420,092

Net assets at beginning of period                                                   -                  -               -
                                                                      ------------------------------------------------------
Net assets at end of period                                                $2,581,554         $1,393,221        $420,092
                                                                      ======================================================


                                                                              PRIME                               HIGH
                                                                             RESERVE            GROWTH          INCOME
                                                                            SUBACCOUNT         SUBACCOUNT      SUBACCOUNT
                                                                      -----------------------------------------------------
Operations:
   Net investment income (operating loss)                                $      25,555      $   (27,700)     $    (5,612)
   Net realized gain (loss) from investment transactions                             -           (8,728)          (2,704)
   Change in unrealized appreciation/depreciation of investments                     -         (558,853)        (151,402)
                                                                      -----------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 25,555         (595,281)        (159,718)

Capital share transactions:
   Transfers of net premiums                                                10,398,171        2,256,018          433,636
   Transfers of surrenders and death benefits                                  (11,214)         (41,414)         (15,046)
   Transfers between subaccounts, including fixed interest
     subaccount                                                             (9,790,268)       2,327,487          595,565
                                                                      -----------------------------------------------------
Net increase in net assets resulting from capital share transactions           596,689        4,542,091        1,014,155
                                                                      -----------------------------------------------------
Total increase in net assets                                                   622,244        3,946,810          854,437

Net assets at beginning of period                                                    -                -                -
                                                                       -----------------------------------------------------
Net assets at end of period                                                $    622,244       $3,946,810       $  854,437
                                                                       =====================================================

                   Southern Farm Bureau Life Variable Account

                                                                         OVERSEAS         CONTRAFUND        INDEX 500
                                                                        SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                                                      -----------------------------------------------------
Operations:
   Net operating loss                                                 $    (6,583)      $   (17,118)     $   (21,607)
   Net realized gain (loss) from investment transactions                   (5,981)          (17,989)           1,547
   Change in unrealized appreciation/depreciation of investments         (120,319)         (120,623)        (285,013)
                                                                      -----------------------------------------------------
Net decrease in net assets resulting from operations                     (132,883)         (155,730)        (305,073)

Capital share transactions:
   Transfers of net premiums                                              517,809         1,375,821        1,896,678
   Transfers of surrenders and death benefits                              (4,893)          (19,051)         (20,309)
   Transfers between subaccounts, including fixed interest
     subaccount                                                           530,378         1,188,453        1,677,024
                                                                      -----------------------------------------------------
Net increase in net assets resulting from capital share transactions    1,043,294         2,545,223        3,553,393

                                                                      -----------------------------------------------------
Total increase in net assets                                              910,411         2,389,493        3,248,320

Net assets at beginning of period                                              -                 -                -
                                                                      -----------------------------------------------------
Net assets at end of period                                           $  910,411        $2,389,493       $3,248,320
                                                                      =====================================================


SEE ACCOMPANYING NOTES.

                   Southern Farm Bureau Life Variable Account

                          Notes to Financial Statements

                               December 31, 2000




1. SIGNIFICANT ACCOUNTING POLICIES

Southern Farm Bureau Life Variable Account (the Account) is a unit investment trust registered under the Investment Company Act of 1940. The Account was established as a separate investment account within Southern Farm Bureau Life Insurance Company (the Company) to fund flexible premium deferred variable annuity insurance policies. The Account commenced operations on February 7, 2000

The Account has available ten separate subaccounts, each of which invests solely, as directed by contract owners, in a different portfolio of T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc. and Fidelity Variable Insurance Products Funds (the Funds), which are open-end, diversified management investment companies. Contract owners also may direct investments to a fixed interest subaccount held in the general assets of the Company.

Investments in shares of the Funds are stated at market value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments.

Dividends paid to the Account are automatically reinvested in shares of the Funds on the payable date.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of the Account's financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

2. EXPENSE CHARGES

The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

MORTALITY AND EXPENSE RISK CHARGES: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 1.40% of the average daily net asset value of the Account. These charges are assessed in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

                   Southern Farm Bureau Life Variable Account

2. EXPENSE CHARGES (CONTINUED)

ADMINISTRATIVE CHARGE: Prior to the annuity payment period, the Company will deduct an annual administrative charge of $30 to reimburse it for administrative expenses related to the contract. A portion of this charge may be deducted from funds held in the fixed interest subaccount.

SURRENDER CHARGE: A surrender charge is imposed in the event of a full or partial surrender during the first seven contract years. During the second through seventh contract years, this charge is not assessed on the first 10% of cash value surrendered. The amount charged is 7% of the amount surrendered during the first contract year and declines by 1% in each of the next six contract years. No surrender charge is deducted if the partial surrender or surrender occurs after seven full contract years.

TRANSFER CHARGE: A transfer charge of $25 may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one policy year.

3. FEDERAL INCOME TAXES

The operations of the Account form a part of, and are taxed with, operations of the Company, which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Account's net investment income or net realized gain on investments. Accordingly, no charge for income tax is currently being made to the Account. If such taxes are incurred by the Company in the future, a charge to the Account may be assessed.

                   Southern Farm Bureau Life Variable Account

4. INVESTMENT TRANSACTIONS

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount for the period from February 7, 2000 (date operations commenced) through December 31, 2000, are as follows:

                                                                               PURCHASES         SALES
                                                                            --------------------------------
   Equity Income Subaccount                                                    $ 1,976,913     $  116,818
   Mid-Cap Growth Subaccount                                                     2,704,037         96,236
   Personal Strategy Balanced Subaccount                                         1,526,290         92,698
   Limited-Term Bond Subaccount                                                    546,150        137,126
   Prime Reserve Subaccount                                                      7,429,443      6,807,199
   Growth Subaccount                                                             4,607,739         93,348
   High Income Subaccount                                                        1,086,253         77,710
   Overseas Subaccount                                                           1,085,141         48,430
   Contrafund Subaccount                                                         2,671,539        143,434
   Index 500 Subaccount                                                          3,602,178         70,392
                                                                            --------------------------------
   Combined                                                                    $27,235,683     $7,683,391
                                                                            ================================



5. SUMMARY OF CHANGES FROM UNIT TRANSACTIONS

Transactions in units of each subaccount for the period from February 7, 2000 (date operations commenced) through December 31, 2000, were as follows:


                                       UNITS SOLD                UNITS REDEEMED                NET INCREASE
                               ----------------------------  ------------------------   ---------------------------
                                  UNITS         AMOUNT         UNITS      AMOUNT           UNITS        AMOUNT
                               ----------------------------  ------------------------   ---------------------------
Equity Income Subaccount           158,838    $ 1,881,263         8,788  $  105,703         150,050    $ 1,775,560
Mid-Cap Growth Subaccount          247,823      2,661,656         7,620      79,920         240,203      2,581,736
Personal Strategy Balanced
   Subaccount                      139,581      1,444,919         8,137      84,324         131,444      1,360,595
Limited-Term Bond Subaccount        52,449        533,381        13,264     134,185          39,185        399,196
Prime Reserve Subaccount           726,596      7,396,245       666,881   6,799,556          59,715        596,689
Growth Subaccount                  463,793      4,607,740         6,815      65,649         456,978      4,542,091
High Income Subaccount             119,297      1,086,252         7,736      72,097         111,561      1,014,155
Overseas Subaccount                117,800      1,085,141         4,703      41,847         113,097      1,043,294
Contrafund Subaccount              270,815      2,671,539        13,770     126,316         257,045      2,545,223
Index 500 Subaccount               347,857      3,602,178         4,567      48,785         343,290      3,553,393
                               ----------------------------  ------------------------   ---------------------------
Combined                         2,644,849    $26,970,314       742,281  $7,558,382       1,902,568    $19,411,932
                               ============================  ========================   ===========================




                   Southern Farm Bureau Life Variable Account

6. NET ASSETS

The Account has an unlimited number of units of beneficial interest authorized with no par value. Net assets as of December 31, 2000 consisted of:

                                                                                               PERSONAL
                                                                EQUITY         MID-CAP         STRATEGY
                                                                INCOME         GROWTH          BALANCED
                                                COMBINED      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                             ---------------------------------------------------------------
Paid-in capital                                 $19,411,932    $1,775,560      $2,581,736      $1,360,595
Accumulated undistributed net investment
   income                                           140,360        84,535          26,065          72,997
Accumulated undistributed net realized gain
   (loss) from investment transactions              (31,117)        6,724          (3,094)         (1,187)
Net unrealized appreciation (depreciation)
   of investments                                (1,195,630)       92,144         (23,153)        (39,184)
                                             ---------------------------------------------------------------
Net assets                                      $18,325,545    $1,958,963      $2,581,554      $1,393,221
                                             ===============================================================

                                                LIMITED-       PRIME
                                               TERM BOND       RESERVE          GROWTH       HIGH INCOME
                                               SUBACCOUNT     SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
                                             ---------------------------------------------------------------
Paid-in capital                                  $399,196       $596,689       $4,542,091      $1,014,155
Accumulated undistributed net investment
   income (loss)                                    9,828         25,555          (27,700)         (5,612)
Accumulated undistributed net realized gain
   (loss) from investment transactions                295              -           (8,728)         (2,704)
Net unrealized appreciation (depreciation)
   of investments                                  10,773              -         (558,853)       (151,402)
                                             ---------------------------------------------------------------
Net assets                                       $420,092       $622,244       $3,946,810      $   854,437
                                             ===============================================================

                                                OVERSEAS      CONTRAFUND       INDEX 500
                                               SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                             -----------------------------------------------
Paid-in capital                                 $1,043,294     $2,545,223      $3,553,393
Accumulated undistributed net loss                  (6,583)       (17,118)        (21,607)
Accumulated undistributed net realized gain
   (loss) from investment transactions              (5,981)       (17,989)          1,547
Net unrealized depreciation of investments
                                                  (120,319)      (120,623)       (285,013)
                                             -----------------------------------------------
Net assets                                     $   910,411     $2,389,493      $3,248,320
                                             ===============================================

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
Southern Farm Bureau Life Insurance Company:


We have audited the accompanying statutory statements of admitted assets, liabilities and stockholders' equity of Southern Farm Bureau Life Insurance Company as of December 31, 2000 and 1999, and the related statutory statements of earnings, changes in stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Mississippi, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Southern Farm Bureau Life Insurance Company as of December 31, 2000 and 1999, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2000.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and stockholders' equity of Southern Farm Bureau Life Insurance Company at December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2000, on the basis of accounting described in note 1.

Our audits were made for the purpose of forming an opinion on the basic statutory financial statements taken as a whole. The supplementary information included in Schedule 1, 2 and 3 is presented for purposes of additional analysis and is not a required part of the basic statutory financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic statutory financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic statutory financial statements taken as a whole.


                                                          /s/ KPMG LLP

April 20, 2001
Jackson, Mississippi

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                    Statutory Statements of Admitted Assets,
                      Liabilities and Stockholders' Equity

                           December 31, 2000 and 1999

                              ADMITTED ASSETS                                        2000                    1999
                                                                               -----------------      -----------------
Investments:
    Bonds, at amortized cost (approximate fair value of
       $4,013,896,873 in 2000 and $3,788,282,615 in 1999)                     $ 4,043,541,986          3,854,079,639

    Stocks:
       Preferred stocks, at cost (approximate fair value of
          $58,693,375 in 2000 and $71,596,808 in 1999)                             52,413,863             56,309,533
       Common stocks, generally at fair value (cost of $227,045,952
          in 2000 and $260,132,621 in 1999)                                       237,086,215            339,351,756
                                                                               -----------------      -----------------
                   Total stocks                                                   289,500,078            395,661,289
                                                                               -----------------      -----------------
    Mortgage and other loans                                                      961,028,413            897,191,242
    Real estate:
       Home office property, at cost, less accumulated
          depreciation of $15,753,448 in 2000 and $14,779,270 in 1999              17,345,781             17,991,945
       Real estate held for investment, at cost, less accumulated
          depreciation of $24,480,091 in 2000 and $30,033,333 in 1999              60,700,549             84,141,499
                                                                               -----------------      -----------------
                   Total real estate                                               78,046,330            102,133,444
                                                                               -----------------      -----------------
    Investment in subsidiaries                                                      5,250,607              4,951,239
    Partnership interests, at approximate equity in net assets                    257,460,128            195,391,631
    Short-term investments, at cost which approximates
       fair value                                                                 101,242,731            129,319,406
    Cash                                                                           15,898,169              9,586,388
    Policy loans                                                                  326,418,934            318,952,460
                                                                               -----------------      -----------------
                   Total investments                                            6,078,387,376          5,907,266,738
                                                                               -----------------      -----------------
Premiums deferred and uncollected                                                  74,885,916             69,358,823
Accrued investment income                                                          79,498,679             78,212,285
Due from subsidiaries and other affiliates                                            747,992                     --
Other receivables                                                                  12,524,766              8,214,425
Separate account assets                                                            18,325,544                     --
                                                                               -----------------      -----------------
                                                                              $ 6,264,370,273          6,063,052,271
                                                                               =================      =================


                                                                     (Continued)

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                    Statutory Statements of Admitted Assets,
                      Liabilities and Stockholders' Equity

                           December 31, 2000 and 1999

                    LIABILITIES AND STOCKHOLDERS' EQUITY                               2000                   1999
                                                                               -------------------      -----------------
Aggregate reserves for all policies:
    Life and annuity policies and contracts                                   $    4,684,642,585         4,570,830,028
    Accident and health contracts                                                     23,892,046            21,000,331
    Supplementary contracts                                                           15,933,453            16,850,722
                                                                               -------------------      -----------------
                   Total policy reserves                                           4,724,468,084         4,608,681,081
                                                                               -------------------      -----------------
Policy and contract claims                                                            19,046,748            15,900,592
Policyholders' funds:
    Premiums received in advance                                                       1,591,182             1,834,443
    Funds on deposit                                                                   4,367,552             4,475,298
    Accrued policy dividends                                                          57,045,324            55,016,180
    Dividends left on deposit                                                        299,348,192           294,060,110
                                                                               -------------------      -----------------
                   Total policyholders' funds                                        362,352,250           355,386,031
                                                                               -------------------      -----------------
Pension plan administration funds                                                    252,571,290           232,239,266
General liabilities:
    Taxes, other than federal income taxes                                             1,721,630             1,837,322
    Federal income taxes                                                               7,833,416            17,030,737
    Due to subsidiaries and other affiliates                                                  --             1,009,283
    Commissions                                                                        5,212,783             5,310,580
    Notes payable                                                                     34,120,815            28,315,015
    Accounts payable and other liabilities                                            55,830,403            62,294,372
                                                                               -------------------      -----------------
                   Total general liabilities                                         104,719,047           115,797,309
                                                                               -------------------      -----------------
Interest maintenance reserve                                                          12,123,690             4,747,956
Asset valuation reserve                                                              110,286,735           134,565,136
Separate account liabilities                                                          18,325,544                    --
                                                                               -------------------      -----------------
                   Total liabilities                                               5,603,893,388         5,467,317,371
                                                                               -------------------      -----------------
Stockholders' equity:
    Common stock of $100 par value.  Authorized 20,000 shares;
       issued and outstanding 15,000 shares                                            1,500,000             1,500,000
    Additional paid-in capital                                                           400,000               400,000
    Unassigned surplus                                                               658,576,885           593,834,900
                                                                               -------------------      -----------------
                   Total stockholders' equity                                        660,476,885           595,734,900
                                                                               -------------------      -----------------
                                                                              $    6,264,370,273         6,063,052,271
                                                                               ===================      =================

See accompanying notes to statutory financial statements.

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                        Statutory Statements of Earnings

                  Years ended December 31, 2000, 1999 and 1998

                                                                                     2000               1999              1998
                                                                              -----------------   ----------------  ---------------
Income:
    Premiums and other considerations:
       Life premiums                                                        $     362,114,084        348,281,260      331,189,590
       Annuity premiums and other fund deposits                                   174,460,429        181,558,622      172,009,262
       Accident and health premiums                                                20,067,674         19,745,028       18,137,970
       Supplementary contracts and dividend accumulations                          34,525,645         35,628,154       42,235,814
    Reserve adjustments on reinsurance ceded                                        9,551,590         21,369,091               --
    Investment income, net of expenses of $20,911,227
       in 2000, $32,020,884 in 1999, and $32,049,675 in 1998                      391,937,767        367,681,412      366,228,843
    Other                                                                             397,944            456,053          681,237
                                                                              -----------------   ----------------  ---------------
                   Total income                                                   993,055,133        974,719,620      930,482,716
                                                                              -----------------   ----------------  ---------------

Benefits and reserve changes:
    Death benefits                                                                 95,730,418         87,686,517       73,326,829
    Accident and health benefits                                                    7,621,539          8,186,468        8,019,614
    Surrender and other life insurance benefits                                   334,631,269        263,721,779      258,042,065
    Annuity benefits                                                               32,978,833         28,028,351       29,744,958
    Net increase in aggregate reserves, certain funds on deposit,
       and loading on deferred and uncollected premiums                           134,646,110        239,597,607      219,827,805
    Interest on policy and contract funds                                          19,366,334          1,069,386        1,019,198
    Payments on dividend accumulations and supplementary
       contracts                                                                   46,786,193         46,822,835       44,873,650
                                                                              -----------------   ----------------  ---------------
                   Total benefits and reserve changes                             671,760,696        675,112,943      634,854,119
                                                                              -----------------   ----------------  ---------------

Other operating expenses:
    Commissions                                                                    52,202,809         53,457,322       51,354,641
    General insurance expenses                                                     78,420,583         76,472,469       74,661,182
    Taxes, licenses and fees                                                       12,789,788         11,999,098       12,300,466
                                                                              -----------------   ----------------  ---------------
                   Total other operating expenses                                 143,413,180        141,928,889      138,316,289
                                                                              -----------------   ----------------  ---------------

                   Earnings before policyholders' dividends, federal
                     income taxes and realized investment gains                   177,881,257        157,677,788      157,312,308

Policyholders' dividends                                                           55,372,681         53,269,970       51,640,910
                                                                              -----------------   ----------------  ---------------
                   Earnings before federal income taxes and
                     realized investment gains                                    122,508,576        104,407,818      105,671,398

Federal income taxes                                                               40,896,798         42,632,478       40,119,044
                                                                              -----------------   ----------------  ---------------
                   Earnings before realized investment gains                       81,611,778         61,775,340       65,552,354

Realized investment gains                                                          67,535,338         63,767,085       27,736,157
    Adjusted for:
       Federal income taxes                                                       (25,054,096)       (24,400,801)     (10,258,983)
       Transfer to interest maintenance reserve                                   (11,860,793)        (5,475,929)      (5,354,235)
                                                                              -----------------   ----------------  ---------------
                   Realized investment gains, net                                  30,620,449         33,890,355       12,122,939
                                                                              -----------------   ----------------  ---------------
                   Net earnings                                             $     112,232,227         95,665,695       77,675,293
                                                                              =================   ================  ===============


See accompanying notes to statutory financial statements.

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

             Statutory Statements of Changes in Stockholders' Equity

                  Years ended December 31, 2000, 1999 and 1998

                                                                                             ADDITIONAL
                                                                              COMMON           PAID-IN         UNASSIGNED
                                                                              STOCK            CAPITAL           SURPLUS
                                                                         --------------   ---------------  ------------------
Balance, December 31, 1997                                             $    1,500,000           400,000        487,379,271

Net earnings                                                                       --                --         77,675,293
Unrealized investment losses, net                                                  --                --        (13,048,519)
Change in equity of subsidiaries                                                   --                --          5,504,444
Increase in asset valuation reserve                                                --                --        (11,143,341)
Change in valuation basis on certain group annuity contracts                       --                --           (273,068)
Decrease in nonadmitted assets                                                     --                --          5,175,060
Cash dividends to stockholders                                                     --                --           (151,500)
                                                                         --------------   ---------------  ------------------

Balance, December 31, 1998                                                  1,500,000           400,000        551,117,640
                                                                         --------------   ---------------  ------------------
Net earnings                                                                       --                --         95,665,695
Unrealized investment losses, net                                                  --                --        (28,521,645)
Change in equity of subsidiaries, net of dividends received                        --                --            447,139
Increase in asset valuation reserve                                                --                --        (19,128,215)
Transfer of interest maintenance reserve from subsidiary                           --                --           (489,947)
Increase in nonadmitted assets                                                     --                --         (5,109,817)
Cash dividends to stockholders                                                     --                --           (145,950)
                                                                         --------------   ---------------  ------------------

Balance, December 31, 1999                                                  1,500,000           400,000        593,834,900
                                                                         --------------   ---------------  ------------------

Net earnings                                                                       --                --        112,232,227
Unrealized investment losses, net                                                  --                --        (71,981,669)
Change in equity of subsidiaries                                                   --                --            299,369
Decrease in asset valuation reserve                                                --                --         24,278,401
Decrease in nonadmitted assets                                                     --                --             55,157
Cash dividends to stockholders                                                     --                --           (141,500)
                                                                         --------------   ---------------  ------------------

Balance, December 31, 2000                                            $     1,500,000           400,000        658,576,885
                                                                         ==============   ===============  ==================

See accompanying notes to statutory financial statements.

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                       Statutory Statements of Cash Flows

                  Years ended December 31, 2000, 1999 and 1998

                                                                               2000                 1999                 1998
                                                                       ------------------   ------------------   -------------------
Cash from operations:
    Premiums, annuity considerations, and other fund deposits       $       542,744,709          534,502,883           508,452,122
    Other premiums, considerations and deposits collected                    34,525,645           35,628,154            42,235,814
    Reinsurance reserve adjustments received on reinsurance ceded            19,436,401            9,188,030             8,285,999
    Investment income received                                              383,378,952          351,247,945           350,056,509
    Other income received                                                       397,942              411,105               487,139
                                                                       ------------------   ------------------   -------------------
                                                                            980,483,649          930,978,117           909,517,583
                                                                       ------------------   ------------------   -------------------
    Life and accident and health claims paid                               (101,267,451)         (94,714,531)          (82,227,716)
    Surrender benefits paid                                                (333,569,619)        (262,452,856)         (256,944,332)
    Annuity and other benefits paid to policyholders                        (98,343,534)         (75,883,974)          (75,499,836)
                                                                       ------------------   ------------------   -------------------
                                                                           (533,180,604)        (433,051,361)         (414,671,884)
                                                                       ------------------   ------------------   -------------------
    Commissions, taxes and other expenses paid                             (161,502,450)        (145,175,086)         (137,610,641)
    Dividends paid to policyholders                                         (53,343,537)         (51,606,536)          (50,132,513)
    Federal income taxes paid                                               (44,876,686)         (44,214,002)          (36,379,223)
                                                                       ------------------   ------------------   -------------------
                                                                           (259,722,673)        (240,995,624)         (224,122,377)
                                                                       ------------------   ------------------   -------------------
                   Net cash from operations                                 187,580,372          256,931,132           270,723,322
                                                                       ------------------   ------------------   -------------------

Cash from investments:
    Proceeds from investments sold, matured or repaid:
       Bonds                                                                826,715,432        1,243,564,059           799,985,799
       Common and preferred stocks                                          247,172,307          180,626,487            89,647,294
       Mortgage loans                                                        49,103,659           82,402,398           114,007,683
       Real estate                                                           27,371,236            1,850,000             1,870,000
       Other invested assets                                                 36,177,646           30,091,764            40,975,309
       Federal income taxes on net capital gains                            (24,400,801)         (10,258,983)          (21,987,458)
                                                                       ------------------   ------------------   -------------------
             Total investment proceeds                                    1,162,139,479        1,528,275,725         1,024,498,627
                                                                       ------------------   ------------------   -------------------

    Cost of investments acquired:
       Bonds                                                               (983,542,252)      (1,416,661,383)         (938,055,688)
       Common and preferred stocks                                         (172,784,845)        (144,647,276)         (160,151,880)
       Mortgage loans                                                      (113,206,094)        (158,628,935)         (143,095,413)
       Real estate                                                           (4,815,944)          (2,282,399)             (891,977)
       Other invested assets                                                (97,818,511)         (83,016,637)          (88,323,837)
                                                                       ------------------   ------------------   -------------------
             Total investments acquired                                  (1,372,167,646)      (1,805,236,630)       (1,330,518,795)
                                                                       ------------------   ------------------   -------------------

    Net increase in policy loans                                             (7,466,474)            (915,126)           (5,832,344)
                                                                       ------------------   ------------------   -------------------

                   Net cash from investments                               (217,494,641)        (277,876,031)         (311,852,512)
                                                                       ------------------   ------------------   -------------------

Cash from financing and miscellaneous sources:
    Advances on notes payable                                                 6,953,800           30,407,143                    --
    Payments on notes payable                                                (1,148,000)          (2,092,128)                   --
    Other cash provided                                                      29,352,278           18,948,899             5,741,803
    Dividends paid to stockholders                                             (141,500)            (145,950)             (151,500)
    Other cash applied                                                      (26,867,203)         (14,521,419)          (11,890,183)
                                                                       ------------------   ------------------   -------------------

                   Net cash from financing and miscellaneous sources          8,149,375           32,596,545            (6,299,880)
                                                                       ------------------   ------------------   -------------------

Net increase (decrease) in cash and short-term investments                  (21,764,894)          11,651,646           (47,429,070)

Cash and short-term investments:
    Beginning of year                                                       138,905,794          127,254,148           174,683,218
                                                                       ------------------   ------------------   -------------------

    End of year                                                     $       117,140,900          138,905,794           127,254,148
                                                                       ==================   ==================   ===================

See accompanying notes to statutory financial statements.

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                     Notes to Statutory Financial Statements
                        December 31, 2000, 1999 and 1998



(1)    OPERATIONS, BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

       (a)    OPERATIONS

              Southern Farm Bureau Life Insurance Company (the Company) writes a portfolio of the usual forms of ordinary life insurance on a participating basis, term, universal and group life insurance, annuities, and accident and health coverages. The Company has two wholly-owned subsidiaries: Southern Capital Life Insurance Company (Southern Capital) and Southern Farm Bureau Fund Distributor, Inc. In December 1998, Southern Farm Bureau Universal Life Insurance Company was merged with the Company. The Company operates under the control of the Farm Bureaus in the states of Arkansas, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, Texas and Virginia. Because the Company operates solely within ten Southeastern states, the Company is subject to regulatory and market risks within that geographic area.

       (b)    BASIS OF PRESENTATION

              The accompanying financial statements have been prepared in conformity with statutory accounting practices prescribed or permitted by the Insurance Department of the State of Mississippi, which vary in some respects from accounting principles generally accepted in the United States of America. The more significant of these differences are:

              1. Eligible bonds are carried at amortized cost and eligible preferred stocks are carried at cost. Other bonds and preferred stocks are carried in accordance with valuations established by the National Association of Insurance Commissioners, generally at fair value, with no provision for deferred income taxes on the net unrealized appreciation or depreciation in such investments.

              2. Certain assets, designated as "nonadmitted assets," have been deducted from unassigned surplus.

              3. Investments in wholly-owned subsidiaries are accounted for using the modified equity method (equity in earnings or losses computed on a statutory basis is included in unassigned surplus rather than earnings) and are treated as unconsolidated investments rather than being consolidated in accordance with Statement of Financial Accounting Standards No. 94, "Consolidation of All Majority-Owned Subsidiaries."

              4. Premium income is reported as earned over the premium-paying period of the policies, whereas the related acquisition and commission costs are recognized as expenses when incurred. The reserves for future benefits are accumulated by setting aside portions of premium income at certain rates of interest, mortality, and morbidity consistent with statutory requirements. Such reserves are designed to be sufficient to provide the contractual


                                       7                             (Continued)
                  benefits; however, such reserves may not recognize estimates, based on actual experience, of mortality, morbidity, interest and withdrawals as required by accounting principles generally accepted in the United States of America. The mortality tables and interest assumptions currently being used on ordinary life policies issued are principally the 1958 CSO table, with 2-1/2% to 4-1/2% interest rate factors, and the 1980 CSO tables, with 4% to 5% interest rate factors, and on annuities issued, are principally the 1971 IAM tables, with 4-1/2% to 7-1/2% interest rate factors.

              5. The provision for participating policyholders' dividends is determined by the Board of Directors rather than being recorded ratably over the premium-paying period in accordance with dividend scales contemplated at the time the policies were issued.

              6. Annuity and certain universal life deposits and withdrawals are recorded as income and expense rather than being accounted for as a direct increase or decrease of the corresponding liability.

              7. The asset valuation and interest maintenance reserves are reported as liabilities rather than as appropriated surplus.

              8. Reinsurance premiums and corresponding benefits and reserves ceded are recorded as deductions from direct amounts.

              9. Deferred federal income taxes are not provided for in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes."

             10. The statutory statements of cash flows do not classify or define cash flows consistent with accounting principles generally accepted in the United States of America and a reconciliation of net earnings to net cash provided by operating activities is not provided.

             11. Pension expense and the related financial statement disclosures are not determined in accordance with Statement of Financial Accounting Standards No. 87, "Employers' Accounting for Pensions."

             12. Postretirement benefits expense and the related financial statement disclosures are not determined in accordance with Statement of Financial Accounting Standards No. 106, "Employer's Accounting for Postretirement Benefits Other Than Pensions. "

             13. The statutory basis financial statements do not include reporting and display of comprehensive income and its components as specified under accounting principles generally accepted in the United States of America.


                                       8                             (Continued)

              The aggregate effect on the accompanying statutory financial statements of the variations from accounting principles generally accepted in the United States of America has not been determined, but is presumed to be material.

              The preparation of the statutory financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Mississippi requires management to make estimates and assumptions that affect the reported amounts of admitted assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates.

       (c)    CODIFICATION PROJECT

              The Company currently prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Mississippi. In 1994, the National Association of Insurance Commissioners (NAIC) undertook a project to codify statutory accounting in an effort to develop a single uniform and comprehensive basis of statutory accounting. In its March 1998 meeting, the NAIC membership adopted the Codification of Statutory Accounting Principles Project (the Codification) as the NAIC supported basis of accounting. The Codification was approved with a provision allowing for commissioner discretion in determining appropriate statutory accounting for insurers. Accordingly, such discretion will continue to allow prescribed or permitted accounting practices that may differ from state to state.

              The adoption date for the Codification is January 1, 2001. Management estimates that the impact of the Codification on the Company's statutory surplus at January 1, 2001 to be an increase of approximately $21 - 23 million; however, management continues to evaluate the impact of the Codification on the carrying amount of the Company's investments in limited partnerships and joint ventures and accruals for postemployment benefits. This increase is principally attributable to changes in accounting for deferred income taxes, asset valuation reserve, interest maintenance reserve, EDP equipment, pension benefits and compensated absences.

       (d)    COMMON STOCKS

              Common stocks are generally carried at fair value with unrealized investment gains and losses reflected in unassigned surplus.

       (e)    DEPRECIATION

              Depreciation is provided over the estimated useful lives of the respective assets using straight-line and accelerated methods. Depreciation expense was $3,011,394 in 2000, $4,118,885 in 1999 and $4,201,569 in 1998.


                                       9                             (Continued)

       (f)    INVESTMENTS

              Premiums and discounts are amortized over the term of the related investment using the interest method. The amortization of premiums and discounts on mortgage-backed securities is periodically adjusted to reflect the actual prepayment experience of the underlying mortgage loans. The specific recognition method is used to recognize realized gains or losses on sales of investments.

       (g)    DERIVATIVES

              The Company writes covered call options as a means of generating additional income. Option contracts allow the holder of the option to buy or sell a specific financial instrument at a specified price during a specified time period. The amount received for the call option is recognized as a liability until the option expires. Gains and losses realized on the settlement or expiration of these options are recognized as income based on the difference between the consideration received by the Company and the consideration paid, if any, on termination of the option contract. For the years ended December 31, 2000 and 1999, the net gain (loss) recognized on the termination of covered call options in the accompanying statutory statements of earnings was $1,192,447 and ($2,598,884), respectively.

       (h)    INCOME TAXES

              The Company files a consolidated federal income tax return that includes the operating results of the Company and its wholly-owned subsidiaries. Income taxes are allocated to the subsidiaries as if they filed separate federal income tax returns.

       (i) ASSETS HELD IN SEPARATE ACCOUNTS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS

              Separate account assets and liabilities reported in the accompanying statutory statements of admitted assets, liabilities and stockholders' equity represent funds that are separately administered for variable annuity contracts and for which the contractholder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value. The operations of the separate accounts are not included in the accompanying financial statements. Policy administration and investment management fees charged on separate account policyholder deposits are included in annuity premiums and other fund deposits.

       (j)    RECLASSIFICATION

              Certain prior period amounts have been reclassified to conform with the current year presentation.


                                       10                            (Continued)

(2)    BONDS AND COMMON AND PREFERRED STOCKS

       The cost or amortized cost and estimated fair value of bonds and common and preferred stocks follow:


                                                COST OR               GROSS                 GROSS
                                               AMORTIZED            UNREALIZED            UNREALIZED          ESTIMATED
                                                 COST                 GAINS                 LOSSES            FAIR VALUE
                                           -----------------    ----------------       ---------------    -----------------
       DECEMBER 31, 2000
           Bonds:
             U. S. Treasury securities
                and obligations of
                U. S. Government
                corporations and
                agencies                  $    489,060,477          17,736,998            (2,417,214)         504,380,261
             Mortgage-backed
                securities                   1,335,455,982          26,103,348           (10,913,953)       1,350,645,377
             Corporate and other
                securities                   2,219,025,527          59,995,527          (120,149,819)       2,158,871,235
                                           -----------------    ----------------       ---------------    -----------------

                                          $  4,043,541,986         103,835,873          (133,480,986)       4,013,896,873
                                           =================    ================       ===============    =================

           Preferred stocks               $     52,413,863          10,189,130            (3,909,618)          58,693,375
           Common stocks (see note 12)         227,045,952         196,673,518           (55,873,617)         367,845,853
                                           -----------------    ----------------       ---------------    -----------------

                                          $    279,459,815         206,862,648           (59,783,235)         426,539,228
                                           =================    ================       ===============    =================

       DECEMBER 31, 1999
           Bonds:
             U. S. Treasury securities
                and obligations of
                U. S. Government
                corporations and
                agencies                  $    520,007,227           2,378,796           (14,743,653)         507,642,370
             Mortgage-backed
                securities                   1,329,608,072           7,258,497           (38,353,029)       1,298,513,540
             Corporate and other
                securities                   2,004,464,340          65,099,879           (87,437,514)       1,982,126,705
                                           -----------------    ----------------       ---------------    -----------------

                                          $  3,854,079,639          74,737,172          (140,534,196)       3,788,282,615
                                           =================    ================       ===============    =================

           Preferred stocks               $     56,309,533          17,462,019            (2,174,744)          71,596,808
           Common stocks (see note 12)         260,132,621         382,347,116           (53,614,880)         588,864,857
                                           -----------------    ----------------       ---------------    -----------------

                                          $    316,442,154         399,809,135           (55,789,624)         660,461,665
                                           =================    ================       ===============    =================



                                       11                            (Continued)

       The amortized cost and estimated fair value of bonds at December 31, 2000, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                         AMORTIZED               ESTIMATED
                                                                           COST                  FAIR VALUE
                                                                     ------------------      -----------------
            Due in one year or less                                 $     109,254,734            109,457,180
            Due after one year through five years                         841,023,228            824,545,596
            Due after five years through ten years                      1,008,294,535            976,406,432
            Due after ten years                                           749,513,507            752,842,288
                                                                     ------------------      -----------------
                                                                        2,708,086,004          2,663,251,496
            Mortgage-backed securities                                  1,335,455,982          1,350,645,377
                                                                     ------------------      -----------------
                                                                    $   4,043,541,986          4,013,896,873
                                                                     ==================      =================

       Proceeds from sales of bonds during 2000, 1999 and 1998 were $432,466,039, $348,736,547 and $216,682,439, respectively. Gross gains of
       $65,512,268 in 2000, $29,849,941 in 1999 and $14,999,434 in 1998 and
       gross losses of $37,605,258 in 2000, $23,479,378 in 1999 and $9,315,159
       in 1998 were realized on those sales.

       Proceeds from sales of common stocks during 2000, 1999 and 1998 were $168,832,440, $92,129,381 and $34,519,274, respectively. Gross gains of
       $67,664,930 in 2000, $48,930,633 in 1999 and $18,714,537 in 1998 and
       gross losses of $28,607,548 in 2000, $3,808,573 in 1999 and $937,387 in
       1998 were realized on those sales.

       Proceeds from sales of preferred stocks during 2000, 1999 and 1998 were $49,086,457, $55,331,598 and $43,715,575, respectively. Gross gains of
       $6,695,787 in 2000, $9,771,276 in 1999 and $5,304,482 in 1998 and gross losses of $7,361,726 in 2000, $4,210,309 in 1999 and $2,904,217 in 1998
       were realized on those sales.


(3)    REINSURANCE

       A summary of reinsurance activity follows:

                                                                       2000                     1999
                                                                 ------------------      -----------------
       AT DECEMBER 31,
       Ceded life insurance in force - unrelated parties        $   3,351,731,235          3,343,987,535
                                                                 ==================      =================
       Reserve credits - unrelated parties                      $      34,972,093             29,221,738
                                                                 ==================      =================


                                       12                            (Continued)

                                                               2000                 1999                 1998
                                                         -----------------    -----------------    ---------------
       FOR THE YEAR ENDED DECEMBER 31,
       Net premiums ceded - unrelated parties           $     41,971,444           30,719,250         31,279,185
                                                         =================    =================    ===============
       Claims ceded - unrelated parties                 $     19,548,411           19,893,653         21,024,100
                                                         =================    =================    ===============
       Premiums ceded to Southern Capital               $             --            4,000,370          2,992,484
                                                         =================    =================    ===============
       Claims ceded to Southern Capital                 $             --            2,671,676          3,501,304
                                                         =================    =================    ===============

       A contingent liability exists with respect to life insurance covered under reinsurance agreements in the event the reinsurance company is unable to meet its obligations due under the contracts. In the opinion of management, this liability is not significant.


(4)    FEDERAL INCOME TAXES

       The differences between income tax expense shown on the statutory statements of earnings and the amounts computed by applying the federal income tax rate of 35% in 2000, 1999 and 1998 to earnings before federal income taxes and realized investment gains follow:

                                                                       2000                    1999                    1998
                                                                AMOUNT     PERCENT      AMOUNT     PERCENT      AMOUNT      PERCENT
                                                             ------------ --------  -------------- --------  ------------   -------
       Computed "expected" tax expense                      $ 42,878,002    35.0%     36,542,736     35.0%    36,984,989     35.0%
       Increases (reductions) in taxes resulting from:
            Difference in statutory and
              tax reserves                                     6,361,044     5.2       4,877,840      4.7        939,314      0.9
            Increase in deferred and uncollected
              premiums, net of loading                        (1,861,666)   (1.5)     (1,645,039)    (1.6)    (1,404,718)    (1.3)
            Discount amortization on bonds
              not currently taxable                           (1,679,734)   (1.4)     (1,613,306)    (1.6)    (1,485,581)    (1.4)
            Deferred acquisition costs, net                    2,068,950     1.7       2,746,077      2.6      3,874,392      3.7
            Earnings of investments in
              partnerships                                    (2,766,618)   (2.3)     (1,302,596)    (1.2)    (1,371,989)    (1.3)
            Contingent liability accruals                     (1,272,786)   (1.0)      5,087,786      4.9        700,000      0.7
            Low income housing tax credits                    (3,000,000)   (2.4)     (1,157,281)    (1.1)            --       --
            Other                                                169,606     0.1        (903,739)    (0.9)     1,882,637      1.7
                                                             ------------ --------  -------------- --------  ------------   -------
                    Actual tax expense                      $ 40,896,798    33.4%     42,632,478     40.8%    40,119,044     38.0%
                                                             ============ ========  ============== ========  ============   =======

       Accumulations in the "policyholders' surplus account" generally become taxable only when distributions are made from this account or when the balance exceeds certain limitations. There is no present intention to distribute such surplus, and the account balance does not exceed applicable limitations. At December 31, 2000, the "policyholders' surplus account" was approximately $2,800,000.


                                       13                            (Continued)

(5)    RELATED PARTY TRANSACTIONS

       Effective December 31, 1999, the Company cancelled its coinsurance agreement with Southern Capital. In connection with the cancellation, the assets and liabilities summarized below were transferred to the Company at Southern Capital's carrying values:

            Assets:
                Bonds                                                                   $   187,138,560
                Common stocks                                                                10,767,904
                Mortgage loans                                                               35,481,594
                Other invested assets                                                         9,640,883
                Premiums deferred and uncollected                                               175,224
                Accrued investment income                                                     2,384,233
                                                                                         -----------------
                                                                                            245,588,398
                                                                                         -----------------
            Liabilities:
                Aggregate reserves:
                   Life and annuity policies and contracts                                   10,829,425
                   Excess interest reserves                                                   9,919,358
                   Interest maintenance reserve                                                 489,947
                Pension plan administration funds                                           223,563,009
                Accrued interest on policy contract funds                                     8,676,257
                Accrued policy dividends                                                         20,629
                Premiums received in advance                                                     25,228
                Policy and contract claims                                                      259,728
                                                                                         -----------------
                                                                                            253,783,581
                                                                                         -----------------
            Additional amount due from Southern Capital                                 $     8,195,183
                                                                                         =================

       In October 1999, Southern Capital declared a special dividend in the amount of $47,250,000, which was paid to the Company on December 31, 1999. The dividend consisted of bonds including accrued interest, which were recorded by the Company at Southern Capital's carrying value.

       The above transactions were approved by the Commissioner of Insurance of the State of Mississippi during 1999.

       Through common ownership and directorship, the Company has certain transactions with associated companies. For the most part, these transactions represent agency-related costs of operations. Service agreements with the State and County Farm Bureau organizations in the various states provide for reimbursement (based on a percentage of income) to these organizations of the cost of office space and clerical assistance. During the years ended December 31, 2000, 1999, and 1998, such fees aggregated $12,436,666, $12,120,943, and $11,988,279, respectively. Management believes that such agreements are beneficial to the Company in providing operating efficiency and prompt service to policyholders.

       Additionally, the Company allocates certain expenses to its subsidiaries, principally Southern Capital. The reimbursements from Southern Capital are principally based on actual commissions, service fees


                                       14                            (Continued)
       and premium taxes incurred plus a management fee. Such allocated expenses aggregated approximately $25,000 in 2000, $1,994,000 in 1999 and $1,915,000 in 1998. As discussed in note 1(h), federal income taxes are allocated to the Company's subsidiaries as if they filed a separate return. At December 31, 2000 and 1999, amounts due from (to) subsidiaries and other affiliates consisted of the following:

                                                                           2000                1999
                                                                     ----------------    ----------------
            Southern Capital Life Insurance Company                 $       144,088          1,166,565
            Southern Farm Bureau Fund Distributor, Inc.                      15,857            (38,518)
            State and County Farm Bureaus                                   588,047         (2,137,330)
                                                                     ----------------    ----------------
                                                                    $       747,992         (1,009,283)
                                                                     ================    ================

(6)    INVESTMENT IN UNCONSOLIDATED SUBSIDIARIES

       The Company's wholly-owned subsidiaries are accounted for using the modified equity method rather than being consolidated in accordance with Statement of Financial Accounting Standards No. 94, "Consolidation of All Majority-Owned Subsidiaries." A summary of the principal unconsolidated subsidiary's financial position and operating results, prepared on a statutory basis, follows:

    SOUTHERN CAPITAL LIFE INSURANCE COMPANY - UNAUDITED IN 2000, AUDITED IN 1999

                                                                         2000                   1999
                                                                  -------------------   -------------------
            Total admitted assets                                $        5,232,409             5,995,171
                                                                  ===================   ===================
            Total liabilities                                    $          145,436             1,167,413
                                                                  ===================   ===================
            Capital stock and surplus                            $        5,086,973             4,827,758
                                                                  ===================   ===================
            Net earnings                                         $          259,215             2,257,336
                                                                  ===================   ===================


                                       15                            (Continued)

(7)    NOTES PAYABLE

       Notes payable at December 31, 2000 and 1999 consist of the following:

                                                                              2000                 1999
                                                                        ----------------     ---------------
            Note payable with imputed interest at 8.04%,
                maturing October 1, 2000; secured by limited
                partnership interest in American Tax Credit
                Corporate Fund VII, L. P.                               $           --           7,548,537

            Note payable with imputed interest at 6.59%,
                maturing October 1, 2001; secured by limited
                partnership interest in Boston Capital
                Corporate Tax Credit Fund XI, L. P.                          2,384,256           3,576,384

            Note payable with imputed interest at 7.40%,
                maturing January 1, 2002; secured by limited
                partnership interest in Boston Capital
                Corporate Tax Credit Fund XII, L. P.                         2,673,510           3,564,680

            Note payable with imputed interest at 7.38%,
                maturing May 31, 2001; secured by limited
                partnership interest in American Tax Credit
                Corporate Fund IX, L. P.                                     5,823,904           5,422,072

            Note payable with imputed interest at 8.37%,
                maturing July 1, 2002; secured by limited
                partnership interest in Boston Capital
                Corporate Tax Credit Fund XIV, L. P.                         5,464,342           5,464,342

            Note payable with imputed interest at 8.68%,
                maturing May 31, 2005; secured by limited
                partnership interest in Boston Capital
                Corporate Tax Credit Fund XV, L. P.                          6,524,803                  --

            Zero coupon note payable due on demand, secured
                by limited partnership interest in American Tax
                Credit Corporate Fund X, L. P.                                      --           2,739,000

            Non-interest bearing note payable due on demand;
                secured by limited partnership interest in
                SSM Venture Partners II, L. P.                              11,250,000                  --
                                                                        ----------------     ---------------
                                                                       $    34,120,815          28,315,015
                                                                        ================     ===============


                                       16                            (Continued)

       The aggregate maturities of notes payable for each of the years subsequent to December 31, 2000 are as follows:

               YEAR ENDING
               DECEMBER 31,
            ------------------
                   2001                                              $    20,484,354
                   2002                                                    7,294,107
                   2003                                                           --
                   2004                                                           --
                   2005                                                    6,342,354
                                                                      ----------------
                                                                     $    34,120,815
                                                                      ================

(8)    RETIREMENT PLANS

       The Company has a noncontributory defined benefit pension plan, a contributory defined contribution plan and a postretirement benefit plan. All plans cover substantially all employees, subject to certain eligibility requirements such as age and length of service.

       PENSION PLAN

       A summary of the actuarial present value of accumulated benefits and net assets of the pension plan follows:

                                                                                   JUNE 30,
                                                                     -----------------------------------
                                                                           2000                1999
                                                                     ----------------    ---------------
            Actuarial present value of accumulated benefits:
                Vested                                              $    19,959,500         19,917,265
                Nonvested                                                 3,139,334          2,680,147
                                                                     ----------------    ---------------
                                                                    $    23,098,834         22,597,412
                                                                     ================    ===============
            Net assets available for benefits                       $    24,298,884         23,210,150
                                                                     ================    ===============

       The assumed rate of return used in determining the actuarial present value of accumulated benefits was 6.29% in 2000 and 6.33% in 1999. The assets of the pension plan are administered by the Company at the direction of the trustee.

       The actuarial present value of accumulated plan benefits is the present value of benefits attributed by the pension benefit formula to employee service rendered as of the valuation date and is based on employee services and compensation as of that date. The actuarial present value of accumulated plan benefits includes no assumption about future compensation or future service.


                                       17                            (Continued)

       Contributions to the pension plan fund normal pension costs on a current basis, unfunded accrued liabilities over thirty years and prior service costs arising from changes in actuarial assumptions over ten years. During 2000, 1999 and 1998, contributions of $3,106,063, $2,995,983 and
       $3,009,945, respectively, were made to the plan.

       DEFINED CONTRIBUTION PLAN

       Participants may contribute up to twenty-two percent of their compensation to this plan each year, subject to regulatory limitations. The Company matches participant contributions that qualify for income tax deferral, limited to four percent in 2000 and three percent in 1999 and 1998 of each participant's compensation. All contributions made by a participant are vested. The cost of the plan to the Company was $669,135 in 2000, $509,575 in 1999 and $521,402 in 1998.

       POSTRETIREMENT BENEFIT PLAN

       The actuarial and recorded liability for the Company's postretirement benefit plan, none of which have been funded, are as follows at December 31, 2000 and 1999:

                                                                           2000                 1999
                                                                     ----------------     ---------------
            Accumulated postretirement benefit obligation:
                Retired participants                                $     2,493,083          2,317,530
                Other fully eligible participants                         1,501,565          1,320,874
                                                                     ----------------     ---------------
                                                                    $     3,994,648          3,638,404
                                                                     ================     ===============

       Postretirement benefit expense of $495,734, $354,252, and $376,052 is reflected as a component of general insurance expenses in the 2000, 1999 and 1998 statutory statements of earnings, respectively. The discount rate used in determining the accumulated postretirement benefit obligation was 7.75% in 2000 and 1999. The assumed healthcare cost trend rate used in measuring the accumulated postretirement benefit obligation was 7.0% and 6.5% for employees under 65 and for those over 65, respectively, in 2000 and 7.5% and 7.0% for employees under 65 and for those over 65, respectively, in 1999. The rate is graded down each year to an ultimate rate of 5.5% and 5.0% in 2003 for employees under 65 and for those over 65, respectively. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 2000, would be increased by 8.3%.


(9)    COMMITMENTS AND CONTINGENCIES

       COMMITMENTS

       The Company is obligated under the terms of various leases for certain equipment. Total lease rental expense, including short-term rentals, amounted to approximately $1,727,000 in 2000, $1,911,000 in


                                       18                            (Continued)

       1999 and $2,625,000 in 1998. In most cases, management expects that in the normal course of business leases will be renewed or replaced by other leases. Future minimum rental payments required under leases that have initial or remaining noncancelable lease terms in excess of one year as of December 31, 2000 are not significant.

       The Company makes commitments to extend credit and make equity investments in the normal course of business. Commitments to extend credit are agreements to lend money with fixed expiration dates or other termination clauses. Equity commitments usually take the form of investments in limited partnerships. The Company applies its normal lending standards when extending credit commitments. Since several of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. Collateral is not obtained for commitments to extend credit, but is obtained when loans are closed based on an assessment of the customers' creditworthiness. The Company's maximum exposure to credit loss is represented by the contractual amount of the commitments. Commitments to extend credit and make equity investments aggregated approximately $59,000,000 at December 31, 2000.

       CONTINGENCIES

       On January 21, 1998, a Complaint and Petition for Class Action Certification was filed against the Company by an individual on behalf of a class of all Georgia policyholders of the Company who had their insurance policies replaced with a universal life policy. The litigation asserted causes of action against the Company and its agents in replacement of existing life insurance policies in the State of Georgia. The action was to be expanded to seek certification of a class relating to the sale of policies by the Company to replace existing life insurance policies within the states of Alabama, Arkansas, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, Tennessee, Texas and Virginia.


       After extended negotiations, the plaintiff and the Company agreed to settle the litigation pursuant to the provisions of an agreement dated March 24, 1999 that was subsequently approved by the Court.
       Under the settlement, class members are entitled to choose from two basic types of relief: General Relief and Special Adjudication Relief. In general, these benefits will be based upon the expenses and other fees that were charged against the cash value of the policy or policies that were replaced with a flexible premium or universal life policy. The Company has further agreed to pay certain costs and attorney's fees up to a specified amount.

       All costs of the settlement, which were not material, were accrued by the Company in 1998.

       The Company and other parties are defendants in various lawsuits (not covered by existing claim reserves) which, in the opinion of management, based on the advice of legal counsel, will be disposed of without significant liability.

       The Company is currently under audit by the Mississippi State Tax Commission (MSTC) for the tax years ended 1997, 1996 and 1995. The MSTC has proposed that the Company pay additional state


                                       19                            (Continued)
       income taxes, including interest, of approximately $12,800,000. A final settlement has not been reached between the Company and the MSTC. Management has evaluated the impact of this issue on the Company's statutory financial statements and has concluded that the ultimate resolution of this matter will not materially affect the Company's financial position or results of operations.


(10) LIABILITY FOR UNPAID ACCIDENT AND HEALTH CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

       Activity in the liability for unpaid accident and health claims and claims adjustment expenses is summarized in the following table. The liability for unpaid accident and health claims and claims adjustment expenses includes policy and contract claims in process and the corresponding claims reserve. These amounts are included as a component of the aggregate reserve for accident and health contracts and the liability for policy and contract claims presented in the accompanying statutory statements of admitted assets, liabilities and stockholders' equity.

                                                                           2000                1999
                                                                     ----------------    ---------------
            Balance January 1                                       $    16,304,881         13,983,613
                Less reinsurance recoverables                             6,584,747          5,170,681
                                                                     ----------------    ---------------
            Net balance January 1                                         9,720,134          8,812,932
                                                                     ----------------    ---------------
            Incurred related to:
                Current year                                              6,726,230          7,220,529
                Prior year                                                  266,741            469,790
                                                                     ----------------    ---------------
                               Total incurred                             6,992,971          7,690,319
                                                                     ----------------    ---------------
            Paid related to:
                Current year                                              3,564,730          3,980,410
                Prior year                                                3,103,479          2,802,707
                                                                     ----------------    ---------------
                               Total paid                                 6,668,209          6,783,117
                                                                     ----------------    ---------------
            Net balance December 31                                      10,044,896          9,720,134
                Plus reinsurance recoverables                             7,188,914          6,584,747
                                                                     ----------------    ---------------

            Balance December 31                                     $    17,233,810         16,304,881
                                                                     ================    ===============

(11)   FAIR VALUES OF FINANCIAL INSTRUMENTS

       The carrying amounts of cash, cash equivalents, short-term investments, accounts receivables and payables approximate their fair values due to the short-term nature of these financial instruments.

       The carrying amounts and fair values of the Company's debt and equity securities are disclosed in note 2 of the notes to the statutory financial statements. For marketable debt and equity securities, fair values are based on quoted market prices. If a quoted market price is not available, as in the case of private placements, fair value is estimated using quoted market prices for similar securities.


                                       20                            (Continued)

       The fair value for mortgage and other loans was determined on a loan by loan basis using market yields and coupon rates. Market yield for each loan was determined by adding an appropriate pricing spread to the yields on similar maturity treasury issues. The fair value for each loan was calculated as the present value of the future interest and principal payments at the market yield. The carrying value of notes payable approximates fair value because of the short-term nature of these financial instruments and the relative immateriality of the balances. The carrying amount and fair value of the Company's investments in mortgage and other loans and notes payable at December 31, 2000 and 1999 follow:

                                                      2000                                     1999
                                      ------------------------------------     ------------------------------------

                                          CARRYING           ESTIMATED             CARRYING           ESTIMATED
                                           AMOUNT            FAIR VALUE             AMOUNT            FAIR VALUE
                                      ----------------    ----------------     ----------------    ----------------
       Commercial mortgages          $  960,124,326         979,884,000          895,698,987         879,093,000
       Residential mortgages                488,487             480,000              533,560             501,000
       Other loans                          415,600             416,000              958,695             959,000
                                      ----------------    ----------------     ----------------    ----------------
                                     $  961,028,413         980,780,000          897,191,242         880,553,000
                                      ================    ================     ================    ================

       Notes payable                 $   34,120,815          34,120,815           28,315,015          28,315,015
                                      ================    ================     ================    ================

       Covered call options are the primary derivative financial instrument used by the Company. The fair value of these options are obtained from market quotes. These values represent the estimated amount the Company would receive or pay to terminate the agreement. The carrying amount and fair value of these options written and outstanding at December 31, 2000 are $192,444 and $471,500, respectively ($968,076 and $365,381 at December
       31, 1999).

       The fair value of annuity contracts was determined to be the Company's statutory reserve as such amount most closely approximates the current value of the expected payments under such contracts. Such reserve is higher than the policy surrender values, which is considered the floor value and lower than the account value, which is considered the maximum value. The account value does not approximate the amount the Company anticipates paying under such contracts due to anticipated surrenders.

       Assets held in separate accounts are reported in the accompanying statutory financial statements at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

       It is not considered practicable to determine the fair value of the Company's liability for pension plan administration funds due to the difficulty in calculating an estimated payment pattern and period. Such funds currently bear interest at a rate of approximately 8.30%. The interest rate will adjust annually based on investment portfolio returns for the related assets. Such funds have no stated maturity.


                                       21                            (Continued)

(12)   PERMITTED STATUTORY ACCOUNTING PRACTICES

       The Company, domiciled in the State of Mississippi, prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Mississippi. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners
       (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

       The Company records its investment in common stock of two telecommunications companies at the lower of cost or fair value. The fair value and cost of these investments are approximately $141,000,000 and $10,168,650, respectively, at December 31, 2000 and $260,000,000 and
       $10,168,650, respectively, at December 31, 1999. Generally, common stocks are carried at fair value under statutory accounting practices; however, carrying these investments at the lower of cost or fair value has been permitted by the Insurance Department of the State of Mississippi because these investments are subject to certain pledges and other restrictions. The transfer or sale of the stock by the Company is restricted by Federal securities rules and regulations, including Rules 144 and 145, promulgated under the Securities Act of 1933, as amended. The stock is also pledged to secure repayment of a $16.8 million non-recourse loan (plus accrued interest) from a third party to one of the investees, which matures in January 2007, if not sooner paid. Further, a portion of the Company's investment is escrowed to secure certain non-recourse indemnification obligations.


(13)   RISK-BASED CAPITAL

       In order to enhance the regulation of insurer solvency, the NAIC adopted a formula and model law to implement Risk-Based Capital (RBC) requirements for life and annuity insurance companies, which is designed to assess minimum capital requirements. RBC requirements are used as minimum capital requirements by the NAIC and states to identify companies that merit further regulatory action. For this purpose, an insurer's surplus is measured relative to its specific asset and liability profiles. A company's risk-based capital is calculated by applying factors to various asset, premium and reserve items, where the factor is higher for those items with greater underlying risk and lower for less risky items. Within certain ratio ranges, regulators have increasing authority to take action as the RBC ratio decreases.

       At December 31, 2000, the Company and its insurance subsidiary had adjusted capital in excess of required amounts.


                                       22                            (Continued)

(14)   SEPARATE ACCOUNTS

       Separate account assets held by the Company consist of common stocks and are carried at fair value. The investment risks associated with market value changes are borne entirely by the policyholder.

       Separate account premiums and other considerations amounted to $19,570,667 in 2000. Reserves for separate accounts with the assets at fair value were $17,172,397 at December 31, 2000.

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                                   SCHEDULE 1
       Summary of Investments - Other than Investments in Related Parties

                                December 31, 2000

                                 (in thousands)

                                                               COST OR                                  AS SHOWN ON
                                                              AMORTIZED                                 THE BALANCE
                                                                 COST              FAIR VALUE              SHEET
                                                           -----------------   --------------------  ------------------
Bonds:
    United States Government and government
       agencies and authorities                         $       489,060                504,380             489,060
    Foreign governments                                              --                     --                  --
    Public utilities                                            274,720                276,485             274,720
    Mortgage-backed securities                                1,335,456              1,350,645           1,335,456
    All other corporate bonds                                 1,944,306              1,882,387           1,944,306
                                                           -----------------   --------------------  ------------------
                   Total bonds                                4,043,542              4,013,897           4,043,542
                                                           -----------------   --------------------  ------------------

Equity Securities:
    Common stocks (1)
       Public utilities                                             487                  1,626               1,626
       Banks, trusts, and insurance companies                    29,315                 47,327              47,327
       Industrial, miscellaneous and all other                  187,242                312,147             181,387
    Nonredeemable preferred stocks                               52,414                 58,693              52,414
                                                           -----------------   --------------------  ------------------
                   Total equity securities                      269,458                419,793             282,754
                                                           -----------------   --------------------  ------------------

Mortgage loans on real estate                                   961,028                    N/D             961,028
Real estate:
    Home office property                                         33,099                    N/D              17,346
    Real estate held for investment                              82,706                    N/D              58,263
    Real estate acquired in satisfaction of debt                  2,474                    N/D               2,438
Policy loans                                                    326,419                    N/D             326,419
Partnership interests                                           206,028                    N/D             257,460
Short-term investments and cash                                 116,910                117,141             117,141
                                                           -----------------   --------------------  ------------------

                   Total investments                    $     6,041,664                    N/A           6,066,391
                                                           =================   ====================  ==================

(1) Investment in common stocks does not include the Company's investment in the Virginia Farm Bureau, a related party, with a cost and fair value of $10,002 and $6,746, respectively.
N/D - not determined
N/A - not applicable


See accompanying independent auditors' report.

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                                   SCHEDULE 2
                       Supplementary Insurance Information

                                 (in thousands)

                                                                        AS OF DECEMBER 31
                                             ------------------------------------------------------------------

                                                               FUTURE POLICY
                                                DEFERRED         BENEFITS,                        OTHER POLICY
                                                 POLICY        LOSSES, CLAIMS                      CLAIMS AND
                                              ACQUISITION      AND SETTLEMENT      UNEARNED         BENEFITS
                                                 COSTS            EXPENSES         PREMIUMS         PAYABLE
                                             --------------   --------------------------------   --------------
SEGMENT
2000:
    Life insurance                         $         --           2,544,552           1,334          378,296
    Accident & health insurance                      --              23,892             257            1,479
    Annuity                                          --           2,156,024              --               33
    Property & liability insurance                   --                  --              --               --
                                             --------------   ----------------   -------------   --------------

                                           $         --           4,724,468           1,591          379,808
                                             ==============   ================   =============   ==============

1999 (3):
    Life insurance                         $         --           2,423,261           1,533          367,721
    Accident & health insurance                      --              21,000             301            1,699
    Annuity                                          --           2,164,420              --               32
    Property & liability insurance                   --                  --              --               --
                                             --------------   ----------------   -------------   --------------

                                           $         --           4,608,681           1,834          369,452
                                             ==============   ================   =============   ==============




                                                                                FOR THE YEARS ENDED DECEMBER 31
                                             -------------------------------------------------------------------------------------

                                                                                                   AMORTIZATION
                                                                                   BENEFITS,        OF DEFERRED
                                                                    NET         CLAIMS, LOSSES        POLICY            OTHER
                                                 PREMIUM        INVESTMENT      AND SETTLEMENT      ACQUISITION       OPERATING
                                               REVENUE (1)        INCOME           EXPENSES            COSTS         EXPENSES (2)
                                             ----------------  --------------  -----------------  ---------------   --------------
SEGMENT
2000:
    Life insurance                         $     397,038          205,024            346,879               --          115,055
    Accident & health insurance                   20,068            1,166              9,238               --           10,364
    Annuity                                      174,460          185,748            306,092               --           17,994
    Property & liability insurance                    --               --                 --               --               --
                                             ----------------  --------------  -----------------  ---------------   --------------

                                           $     591,566          391,938            662,209               --          143,413
                                             ================  ==============  =================  ===============   ==============

1999 (3):
    Life insurance                         $     384,365          199,521            349,091               --          112,923
    Accident & health insurance                   19,745            1,031             10,565               --            9,921
    Annuity                                      181,559          167,129            294,088               --           19,085
    Property & liability insurance                    --               --                 --               --               --
                                             ----------------  --------------  -----------------  ---------------   --------------

                                           $     585,669          367,681            653,744               --          141,929
                                             ================  ==============  =================  ===============   ==============

1998:
    Life insurance                         $     374,107          199,957            337,429               --          110,366
    Accident & health insurance                   18,138              930              9,130               --            9,913
    Annuity                                      172,009          165,342            288,295               --           18,037
    Property & liability insurance                    --               --                 --               --               --
                                             ----------------  --------------  -----------------  ---------------   --------------

                                           $     564,254          366,229            634,854               --          138,316
                                             ================  ==============  =================  ===============   ==============

(1) Life insurance premium revenue includes supplementary contracts, dividend accumulations and other.

(2) Commissions, taxes, licenses and fees reflect actual expenses by segment. All other operating expenses are allocated to each segment on the basis of policy count and time studies.

(3) 1999 amounts exclude the effects of the Company's cancellation of its coinsurance agreement with Southern Capital.

See accompanying independent auditors' report.

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                                   SCHEDULE 3
                                   Reinsurance
              For the years ended December 31, 2000, 1999, and 1998
                                 (in thousands)

                                                                                                                   PERCENTAGE OF
                                                                 CEDED TO        ASSUMED                             AMOUNT
                                                 GROSS            OTHER            FROM              NET           ASSUMED TO
                                                 AMOUNT         COMPANIES       COMPANIES           AMOUNT             NET
                                            ---------------   ---------------  -------------   ---------------   ----------------
2000:
    Life insurance in force               $   49,171,382         3,351,731             --        45,819,651               --
                                            ===============   ===============  =============   ===============   ================
Premiums:
    Life insurance                        $      372,826            10,712             --           362,114               --
    Accident & health insurance                   41,993            21,925             --            20,068               --
    Annuity                                      183,794             9,334             --           174,460               --
    Property & liability insurance                    --                --             --                --               --
                                            ---------------   ---------------  -------------   ---------------   ----------------
                   Total premiums         $      598,613            41,971             --           556,642               --
                                            ===============   ===============  =============   ===============   ================
1999:
    Life insurance in force               $   47,232,286         3,343,988             --        43,888,298               --
                                            ===============   ===============  =============   ===============   ================

Premiums:
    Life insurance                        $      363,439            15,158             --           348,281               --
    Accident & health insurance                   40,238            20,493             --            19,745               --
    Annuity                                      181,559                --             --           181,559               --
    Property & liability insurance                    --                --             --                --               --
                                            ---------------   ---------------  -------------   ---------------   ----------------
                   Total premiums         $      585,236            35,651             --           549,585               --
                                            ===============   ===============  =============   ===============   ================
1998:
    Life insurance in force               $   45,128,699         4,229,119             --        40,899,580               --
                                            ===============   ===============  =============   ===============   ================
Premiums:
    Life insurance                        $      345,614            14,424             --           331,190               --
    Accident & health insurance                   38,908            20,770             --            18,138               --
    Annuity                                      172,009                --             --           172,009               --
    Property & liability insurance                    --                --             --                --               --
                                            ---------------   ---------------  -------------   ---------------   ----------------
                   Total premiums         $      556,531            35,194             --           521,337               --
                                            ===============   ===============  =============   ===============   ================


See accompanying independent auditors' report.

                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS


(a)* Financial Statements


All required financial statements are included in Part B.

(b) Exhibits


 (1)  Certified resolution of the board of directors of Southern
      Farm Bureau Life Insurance Company (the "Company") establishing Southern Farm Bureau Life Variable Account (the
      "Account").(1)

 (2)  Not Applicable.

 (3)  Underwriting Agreement.(2)

 (4)  Contract Form.(1)

 (5)  Form of Contract Application.(1)

 (6)  (a) Articles of Incorporation of the Company.(1)

      (b) By-Laws of the Company.(1)

 (7)  Not Applicable.

 (8)  (a) Participation agreement relating to Fidelity Variable
      Insurance Products Fund.(2)

      (b) Participation agreement relating to Fidelity Variable
      Insurance Products Fund II.(2)

      (c) Participation agreement relating to Fidelity Variable
      Insurance Products Fund III.(2)

      (d) Participation agreement relating to T. Rowe Price Equity
      Series, Inc. and T. Rowe Price Fixed Income Series, Inc.(2)

      (e) Form of Administrative Services Agreement.(2)

 (9)  *Opinion and Consent of Joseph A. Purvis, Esquire.

(10)  *(a) Consent of Sutherland Asbill & Brennan LLP.

      *(b) Consent of KPMG LLP.

      *(c) Opinion and Consent of Kenneth P. Johnston, FSA, MAAA,
      Vice President, Product Development.

      *(d) Consent of Ernst & Young LLP.

(11)  Not Applicable.

(12)  Not Applicable.

(13)  Not Applicable.

(14)  *Powers of Attorney.


------------------------

    (1) Incorporated herein by reference to the Initial Filing of this Form N-4 Registration Statement (File Nos. 333-79865; 811-9371) filed with the Securities and Exchange Commission on June 3, 1999.

    (2) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-79865) filed with the Securities and Exchange Commission on October 12, 1999.

    *   Attached as exhibit.

ITEM 25.  DIRECTORS AND OFFICERS OF THE COMPANY


NAME                                        TITLE
Ronald R. Anderson                          Director
Donald Childs                               Director
Marshall Coyle                              Director
Kenneth Dierschke                           Director
Ben Gramling, II                            Director
Bruce Hiatt                                 Director
David Hillman                               Director
Kenneth M. Middleton                        Director
Bryan Mitchell                              Director
Sam Moore                                   Director
Donald Patman                               Director
Wayne F. Pryor                              Director
Stanley E. Reed                             Director
Rick Roth                                   Director
David Waide                                 Director
David M. Winkles, Jr.                       Director
Larry B. Wooten                             Director
J. M. Wright, Jr.                           Director
Carl B. Loop, Jr.                           Chairman of the Board and President
Wayne Dollar                                First Vice President and Director
Bobby Waters                                Executive Vice President, Chief Executive Officer
Larry Favreau                               Senior Vice President, Chief Financial Officer
Gino Gianfrancesco                          Senior Vice President, Marketing
Joey Stroble                                Senior Vice President, Policy Administration and Assistant
                                              Secretary
Sherrell Ballard                            Vice President, Information Systems
Denny Blaylock                              Vice President, Underwriting
David N. Duddleston, M.D.                   Vice President, Medical Director
Rick Fielding                               Vice President, Chief Actuary
Philip R. Hogue                             Vice President, Realty Investments
Kenneth P. Johnston                         Vice President, Product Development
Richard D. McClure                          Vice President, Claims
Walt Olson                                  Vice President, Chief Investment Officer
Joseph A. Purvis                            Vice President, General Counsel and Secretary

NAME                                        TITLE
William Risher                              Vice President, Director of Marketing Services
E. J. "Bubby" Trosclair                     Vice President, Agency
Robert E. Ward, Jr.                         Vice President, Controller

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by Arkansas Farm Bureau Investment Corporation, Florida Farm Bureau Holding Corporation, Georgia Farm Bureau Federation Holding Co. Inc., Kentucky Farm Bureau Investment Corporation, Louisiana Farm Bureau Investment Corporation, Mississippi Farm Bureau Investment Corporation, North Carolina Farm Bureau Investment Corporation, South Carolina Farm Bureau Investment Corporation, Texas Farm Bureau Investment Corporation and Virginia Farm Bureau Holding Corporation. The Company and its affiliates are described more fully in the prospectus included in this registration statement. An organizational chart is set forth on the following page.

      ORGANIZATIONAL CHART OF SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY


Arkansas   Florida    Georgia    Kentucky   Louisiana  Mississippi North     South      Texas      Virginia
Farm       Farm       Farm       Farm       Farm       Farm       Carolina   Carolina   Farm       Farm
Bureau     Bureau     Bureau     Bureau     Bureau     Bureau     Farm       Farm       Bureau     Bureau
Federation Federation Federation Federation Federation Federation Bureau     Bureau     Federation Federation
OWNS       OWNS       OWNS       OWNS       OWNS       OWNS       Federation Federation OWNS       OWNS
CONTROLLING CONTROLLING CONTROLLING CONTROLLING CONTROLLING CONTROLLING OWNS OWNS       CONTROLLING CONTROLLING
INTEREST   INTEREST   INTEREST   INTEREST   INTEREST   INTEREST   CONTROLLING CONTROLLING INTEREST INTEREST
IN         IN         IN         IN         IN         IN         INTEREST   INTEREST   IN         IN
                                                                  IN         IN
    /          /          /          /          /          /          /          /          /          /
    /          /          /          /          /          /          /          /          /          /
    /          /          /          /          /          /          /          /          /          /
Arkansas   Florida    Georgia    Kentucky   Louisiana  Mississippi North     South      Texas      Virginia
Farm       Farm       Farm       Farm       Farm       Farm       Carolina   Carolina   Farm       Farm
Bureau     Bureau     Bureau     Bureau     Bureau     Bureau     Farm       Farm       Bureau     Bureau
Investment Holding    Fed.       Investment Investment Investment Bureau     Bureau     Investment Holding
Corporation Corporation Holding  Corporation Corporation Corporation Investment Investment Corporation Corporation
OWNS 10%   OWNS 10%   Co. Inc.   OWNS 10%   OWNS 10%   OWNS 10%   Corporation Corporation OWNS 10% OWNS 10%
OF         OF         OWNS 10%   OF         OF         OF         OWNS 10%   OWNS 10%   OF         OF
                      OF                                          OF         OF
    /          /          /          /          /          /          /          /          /          /
    /          /          /          /          /          /          /          /          /          /
    /          /          /          /          /          /          /          /          /          /
------------------------------------------------------------------------------------------------------------

                                SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                                        ULTIMATE CONTROLLING PERSON
------------------------------------------------------------------------------------------------------------
                                                     OWNS 100% OF                       OWNS 50% OF

                                                /          /          /                     /
                                                /          /          /                     /
                                                /          /          /                     /
                                            SOUTHERN   SOUTHERN   OAKWOOD               ONE THOUSAND ONE
                                            CAPITAL    FORM       HOLDING,              HOTEL, LLC
                                            LIFE       BUREAU     LLC
                                            INSURANCE  FUND
                                            COMPANY    DISTRIBUTOR,
                                                       INC.


NOTE: Southern Farm Bureau Life Insurance Company has disclaimed control by and affiliation with its shareholders and their parent companies pursuant to the Insurance Holding Company System Regulatory Act.

ITEM 27.  NUMBER OF CONTRACT OWNERS


As of April 1, 2001, there were 2,153 Contract owners.


ITEM 28.  INDEMNIFICATION

Article XII of the Company's By-Laws provides for the indemnification by the Company to the maximum extent allowed by Mississippi law, of any director or officer thereof, who is made party to any suit or proceeding because he is or was a director or officer, provided that the director or officer has met the standard of conduct set out in Mississippi Code of 1972 Annotated Section 79-4-8.51(a-d), and indemnification is not otherwise provided for by any insurance coverage available to such director or officer. Article XII also provides that if there is any question as to whether a director or officer has met the applicable standard of conduct, the same will be determined by an independent special legal counsel selected by the Board of Directors.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITER

(a) Southern Farm Bureau Fund Distributor, Inc. is the registrant's principal underwriter.

(b) Officers and Directors of Southern Farm Bureau Fund Distributor, Inc.


NAME AND PRINCIPAL BUSINESS
ADDRESS*                                    POSITIONS AND OFFICES
William Harold Risher, President            Vice President, Director of Marketing Services, Southern
                                              Farm Bureau Life Insurance Company
Joseph A. Purvis, General Counsel and       Vice President, General Counsel and Secretary, Southern
Secretary                                     Farm Bureau Life Insurance Company
Laurence Edmond Favreau,                    Senior Vice President, Chief Financial Officer, Southern
Treasurer and Assistant Secretary             Farm Bureau Life Insurance Company
Carl B. Loop, Jr., Director                 Chairman of the Board and President, Southern Farm Bureau
                                              Life Insurance Company
Ronald Roy Anderson, Advisory Director      Director, Southern Farm Bureau Life Insurance Company
William Donald Childs, Director             Director, Southern Farm Bureau Life Insurance Company
Marshall Coyle, Director                    Director, Southern Farm Bureau Life Insurance Company
Kenneth Dierschke, Director                 Director, Southern Farm Bureau Life Insurance Company
John Wayne Dollar, Director                 First Vice President and Director, Southern Farm Bureau
                                              Life Insurance Company
Ben Martin Gramling, II, Director           Director, Southern Farm Bureau Life Insurance Company
Bruce Lane Hiatt, Director                  Director, Southern Farm Bureau Life Insurance Company
David Webster Hillman, Director             Director, Southern Farm Bureau Life Insurance Company
Kenneth M. Middleton, Director              Director, Southern Farm Bureau Life Insurance Company
Oliver Bryan Mitchell, Director             Director, Southern Farm Bureau Life Insurance Company
Sam Moore, Director                         Director, Southern Farm Bureau Life Insurance Company
Donald Patman, Director                     Director, Southern Farm Bureau Life Insurance Company
Wayne F. Pryor, Director                    Director, Southern Farm Bureau Life Insurance Company
Stanley E. Reed, Director                   Director, Southern Farm Bureau Life Insurance Company
Rick Roth, Director                         Director, Southern Farm Bureau Life Insurance Company
David Waide, Director                       Director, Southern Farm Bureau Life Insurance Company
David Milton Winkles, Jr., Director         Director, Southern Farm Bureau Life Insurance Company
Larry B. Wooten, Director                   Director, Southern Farm Bureau Life Insurance Company
John Milton Wright, Jr., Director           Director, Southern Farm Bureau Life Insurance Company


    * The principal business address of all of the persons listed above is 1401 Livingston Lane, Jackson, Mississippi 39213.

ITEM 30.  LOCATION BOOKS AND RECORDS

All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 1401 Livingston Lane, Jackson, Mississippi 39213 or 5400 University Avenue, West Des Moines, Iowa 50266.

ITEM 31.  MANAGEMENT SERVICES

VARIABLE PRODUCTS COMPLIANCE AND ACCOUNTING AGREEMENT. Under this agreement, EquiTrust Investment Management Services, Inc. ("EquiTrust") agrees to provide Southern Farm Bureau Life Insurance Company ("Company") with certain compliance and accounting functions with respect to the variable annuity contracts issued by the Company. These functions include: preparing Forms N-4, N-SAR and 24F-2; providing requested information for SEC examinations; calculating daily unit values, preparing trial balances, financials and audit schedules.

EquiTrust is not an affiliated person of the Company. EquiTrust is compensated quarterly for its services based on a schedule of fees attached to the agreement.

ITEM 32.  UNDERTAKINGS AND REPRESENTATIONS

(a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the Contracts offered herein are being accepted.


(b) The registrant undertakes that it will include as part of any application to purchase a Contract offered by the prospectus, either a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to the Company for a statement of additional information.


(c) The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the prospectus.

(d) The Company represents that in connection with its offering of the Contracts as funding vehicles for retirement plans meeting the requirements of
Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through
(4) of that letter will be complied with.

(e) The Company represents that the aggregate charges under the Contracts are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Southern Farm Bureau Life Variable Account, certifies that it meets all the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Jackson, State of Mississippi, on the 20th day of April, 2001.


                                                       SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                                                       SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

                                                       By:                          *
                                                                -----------------------------------------
                                                                               Bobby Waters
                                                                EXECUTIVE VICE PRESIDENT, CHIEF EXECUTIVE
                                                                                 OFFICER
                                                                   Southern Farm Bureau Life Insurance
                                                                                 Company

                                                       Attest:                      *
                                                                -----------------------------------------
                                                                             Joseph A. Purvis
                                                                   VICE PRESIDENT, GENERAL COUNSEL AND
                                                                                SECRETARY
                                                                   Southern Farm Bureau Life Insurance
                                                                                 Company

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the dates set forth below.


                   SIGNATURE                                      TITLE                        DATE
                   ---------                                      -----                        ----
                        *                         Executive Vice President, Chief
     --------------------------------------         Executive Officer [Principal          April 20, 2001
                  Bobby Waters                      Executive Officer]

                                                  Senior Vice President, Chief Financial
                        *                           Officer [Principal Financial
     --------------------------------------         Officer] [Principal Accounting        April 20, 2001
              Laurence E. Favreau                   Officer]

                        *
     --------------------------------------       President and Chairman of the Board     April 20, 2001
               Carl B. Loop, Jr.

                       *
     --------------------------------------       First Vice President and Director       April 20, 2001
               John Wayne Dollar

                       *
     --------------------------------------       Director                                April 20, 2001
               Ronald R. Anderson

                       *
     --------------------------------------       Director                                April 20, 2001
                 Donald Childs

                       *
     --------------------------------------       Director                                April 20, 2001
                 Marshall Coyle

                       *
     --------------------------------------       Director                                April 20, 2001
               Kenneth Dierschke

                   SIGNATURE                                      TITLE                        DATE
                   ---------                                      -----                        ----
                       *
     --------------------------------------       Director                                April 20, 2001
                Ben Gramling, II

                       *
     --------------------------------------       Director                                April 20, 2001
                  Bruce Hiatt

                       *
     --------------------------------------       Director                                April 20, 2001
                 David Hillman

                       *
     --------------------------------------       Director                                April 20, 2001
               Kenneth Middleton

                       *
     --------------------------------------       Director                                April 20, 2001
                 Bryan Mitchell

                       *
     --------------------------------------       Director                                April 20, 2001
                   Sam Moore

                       *
     --------------------------------------       Director                                April 20, 2001
                 Donald Patman

                       *
     --------------------------------------       Director                                April 20, 2001
                 Wayne F. Pryor

                       *
     --------------------------------------       Director                                April 20, 2001
                Stanley E. Reed

                       *
     --------------------------------------       Director                                April 20, 2001
                   Rick Roth

                       *
     --------------------------------------       Director                                April 20, 2001
                  David Waide

                       *
     --------------------------------------       Director                                April 20, 2001
             David M. Winkles, Jr.

                       *
     --------------------------------------       Director                                April 20, 2001
                Larry B. Wooten

                       *
     --------------------------------------       Director                                April 20, 2001
                J.M. Wright, Jr.


*By:         /s/ JOSEPH A. PURVIS
      ---------------------------------
               Joseph A. Purvis
               ATTORNEY-IN-FACT
        Pursuant to Power of Attorney